Advanced Series Trust
Semi-Annual period ended 12/31/2015
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American International Group, Inc. (2025)
026874DD6
Trade Date
7/7/2015
List of Underwriters
BNP Paribas Securities Corp.
 Merrill Lynch, Pierce,
Fenner & Smith U.S. Bancorp
Investments, Inc.
 HSBC Securities (USA) Inc.
 Lloyds Securities Inc.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 RBS Securities Inc.
 ANZ Securities, Inc.
 nabSecurities, LLC
 Santander Investment
Securities Inc.
 SMBC Nikko Securities
America, Inc.
 Standard Chartered Bank
 UniCredit Capital Markets
LLC
 ING Financial Markets LLC
 Natixis Securities Americas
LLC
 PNC Capital Markets LLC
 Scotia Capital (USA) Inc.
 SG Americas Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
U.S. Bancorp Investments, Inc.
Sector or Industry:
Life Insurance
Date of First Offering:
7/7/2015
Ratings:
Baa1	A-	BBB+
Maturity Date:
7/10/2025
Coupon:
3.75%
Unit Price:
$99.653
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.451%
Yield:
3.75%
Yield to Maturity:
3.75%
Principal Amount of Offering:
$1,245,662,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
   8.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio (Blackrock sleeve)
0.0584%
$728,463.43



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0584%
$728,463.43



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
John Deere Capital Corp (DE 2.375% 07/14/20);
Cusip 24422ESY6
Trade Date
07/09/2015
List of Underwriters
Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities (USA) Inc.
 BNP Paribas Securities Corp.
 Credit Agricole Securities (USA) Inc.
 Standard Chartered Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Machinery Manufacturing
Date of First Offering:
07/09/2015
Ratings:
Moody's A2; S&P A; Composite A
Maturity Date:
07/14/2020
Coupon:
2.375%
Unit Price:
$99.916
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.356%
Yield to Maturity:
2.194%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.97%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0530%
$264,777
AST J.P. Morgan Strategic Opportunities Portfolio
0.1159%
$579,513
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1689%
$844,290
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1689%
$844,290















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ventas Realty, Limited Partnership (2026)
92277GAG2
Trade Date
7/9/2015
List of Underwriters
UBS Securities LLC
 Citigroup Global Markets Inc.
 Credit Agricole Securities (USA) Inc.
 Barclays Capital Inc.
 Credit Suisse Securities (USA) LLC
 Goldman, Sachs & Co.
 Morgan Stanley & Co. LLC
 Wells Fargo Securities, LLC
 BBVA Securities Inc.
 Mitsubishi UFJ Securities (USA) Inc
 PNC Capital Markets LLC
 BB&T Capital Markets, a division of BB&T
Securities, LLC
 Capital One Securities, Inc.
 Fifth Third Securities, Inc.
 SMBC Nikko Securities America, Inc.
 Stifel, Nicolaus & Company Incorporated
 The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
UBS Securities LLC, Credit Agricole Securties
(USA) Inc.
Sector or Industry:
Healthcare REIT
Date of First Offering:
7/9/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
1/15/2026
Coupon:
4.125%
Unit Price:
$99.218
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.655%
Yield:
4.34%
Yield to Maturity:
4.34%
Principal Amount of Offering:
$496,090,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
     8.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio (Blackrock sleeve)
0.1426%
            $707,424.34



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1426%
            $707,424.34






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Health Corporation (CVS 3.875% 07/20/25)
Cusip 126650CL2
Trade Date
07/13/2015
List of Underwriters
Barclays
 BNY Mellon Capital Markets,
LLC
 J.P. Morgan Securities LLC
 Wells Fargo Securities
 MUFG
 Mizuho Securities
 RBC Capital Markets
 SunTrust Robinson Humphrey
 US Bancorp
 Fifth Third Securities
 KeyBanc Capital Markets
 PNC Capital Markets LLC
 Santander
 SMBC Nikko
 Loop Capital Markets
 BB&T Capital Markets
 TD Securities
 Capital One Securities
 Regions Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
07/13/15
Ratings:
Moody's Baa1; S&P BBB+; Composite BBB+
Maturity Date:
07/20/2025
Coupon:
3.875%
Unit Price:
$98.994
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
3.797%
Yield to Maturity:
3.619%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.98%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0071%
$212,837
AST J.P. Morgan Strategic Opportunities Portfolio
0.0157%
$470,222
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0228%
$683,059
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0228%
$683,059








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Health Corporation (CVS 4.875% 07/20/35)
Cusip 126650CM0
Trade Date
07/13/2015
List of Underwriters
Barclays
 BNY Mellon Capital Markets
LLC
 J.P. Morgan Securities LLC
 Wells Fargo Securities
 MUFG
 Mizuho Securities
 RBC Capital Markets
 SunTrust Robinson Humphrey
 US Bancorp
 Fifth Third Securities
 KeyBanc Capital Markets
 PNC Capital Markets LLC
 Santander
 SMBC Nikko
 Loop Capital Markets
 BB&T Capital Markets
 TD Securities
 Capital One Securities
 Regions Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
07/13/2015
Ratings:
Moody's Baa1; S&P BBB+; Composite BBB+
Maturity Date:
07/20/2035
Coupon:
4.875%
Unit Price:
$98.443
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.670%
Yield to Maturity:
4.531%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.72%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0140%
$280,563
AST J.P. Morgan Strategic Opportunities Portfolio
0.0305%
$610,347
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0445%
$890,910
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0445%
$890,910











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Health Corporation (CVS 5.125% 07/20/45)
Cusip 126650CN8
Trade Date
07/13/2015
List of Underwriters
Barclays
 BNY Mellon Capital
Markets LLC
 J.P. Morgan Securities
LLC
 Wells Fargo Securities
 MUFG
 Mizuho Securities
 RBC Capital Markets
 SunTrust Robinson
Humphrey
 US Bancorp
 Fifth Third Securities
 KeyBanc Capital Markets
 PNC Capital Markets LLC
 Santander
 SMBC Nikko
 Loop Capital Markets
 BB&T Capital Markets
 TD Securities
 Capital One Securities
 Regions Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
07/13/2015
Ratings:
Moody's Baa1; S&P BBB+; Composite BBB+
Maturity Date:
07/20/2045
Coupon:
5.125%
Unit Price:
$99.635
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.734%
Yield to Maturity:
4.608%
Principal Amount of Offering:
$3,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.98%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0051%
$179,343
AST J.P. Morgan Strategic Opportunities Portfolio
0.0135%
$472,266
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0186%
$651,609
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0186%
$651,609












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kohl's Corporation (KSS 5.55% 07/17/2045)
Cusip 500255AV8
Trade Date
07/14/2015
List of Underwriters
Goldman Sachs & Co.
 US Bancorp
 Wells Fargo Securities
 BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Morgan Stanley
 MUFG
 BMO Capital Markets
 BNY Mellon Capital Markets LLC
 Capital One Securities
 Comerica Securities
 Fifth Third Securities
 HSBC
 PNC Capital Markets LLC
 TD Securities
 The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Department Stores
Date of First Offering:
07/14/2015
Ratings:
Moody's Baa1; S&P BBB; Fitch BBB+; Composite BBB
Maturity Date:
07/17/2045
Coupon:
5.55%
Unit Price:
$99.681
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
5.693%
Yield to Maturity:
5.726%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
9.97%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic
0.1019%
$458,533
AST JPMorgan Strategic Opportunities
0.2248%
$1,011,762
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.3267%
$1,470,295
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.3267%
$1,470,295





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nationwide Building Society (NWIDE 3.90% 07/21/25
144A)
Cusip 638602BP6
Trade Date
07/14/2015
List of Underwriters
BofA Merrill Lynch
 Barclays
 Deutsche Bank AG London
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Banks
Date of First Offering:
07/14/2015
Ratings:
Moody's A1; S&P A; Fitch A; Composite A
Maturity Date:
07/21/2025
Coupon:
3.90%
Unit Price:
$99.623
Underwriting Spread per Unit:
0.25
Gross Spread as a % of Price:
0.25%
Yield:
3.840%
Yield to Maturity:
3.709%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.78%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0224%
$224,152
AST J.P. Morgan Strategic Opportunities Portfolio
0.0478%
$478,190
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0702%
$702,342
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0702%
$702,342

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Pepsico Inc (PEP 3.50% 07/17/2025)
Cusip 713448CY2
Trade Date
07/14/2015
List of Underwriters
Goldman, Sachs & Co.
 HSBC
J.P. Morgan Securities LLC
 BBVA
 BNP PARIBAS
 Deutsche Bank Securities
 Morgan Stanley
 BNY Mellon Capital Markets LLC
 Drexel Hamilton
 ING
 Loop Capital Markets
 SOCIETE GENERALE
 TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Food & Beverage
Date of First Offering:
07/14/2015
Ratings:
Moody's A1; S&P A; Fitch A; Composite A
Maturity Date:
07/17/2025
Coupon:
3.50%
Unit Price:
$99.532
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.439%
Yield to Maturity:
3.283%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.45%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0491%
$343,385
AST J.P. Morgan Strategic Opportunities Portfolio
0.1074%
$751,467
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1565%
$1,094,852
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1565%
$1,094,852








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Pepsico Inc (PEP 4.60% 07/17/2045)
Cusip 713448CZ9
Trade Date
07/14/2015
List of Underwriters
Goldman, Sachs & Co.
 HSBC
 J.P. Morgan Securities LLC
 BBVA
 BNP PARIBAS
 Deutsche Bank Securities
 Morgan Stanley
 BNY Mellon Capital Markets LLC
 Drexel Hamilton
 ING
 Loop Capital Markets
 SOCIETE GENERALE
 TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Food & Beverage
Date of First Offering:
07/14/2015
Ratings:
Moody's A1; S&P A; Fitch A; Composite A
Maturity Date:
07/17/2045
Coupon:
4.60%
Unit Price:
$99.645
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.422%
Yield to Maturity:
4.355%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.80%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0638%
$318,864
AST J.P. Morgan Strategic Opportunities Portfolio
0.1405%
$702,497
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2043%
$1,021,361
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2043%
$1,021,361








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ollie's Bargain Outlet Holdings, Inc., (OLLI)
IPO
Cusip 681116109
Trade Date
7/15/2015
List of Underwriters
J.P. Morgan Securities LLC
 Jefferies
 BofA Merrill Lynch
 Credit Suisse
 Piper Jaffray
 KeyBanc Capital Markets
 RBC Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Jefferies
Sector or Industry:
Consumer Staples
Date of First Offering:
7/15/2015
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$16.00
Underwriting Spread per Unit:
$1.08
Gross Spread as a % of Price:
$6.75
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$142,800,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.22%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio
0.1714%
$244,800






Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1714%
$244,800















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sunoco LP/Sunoco Finance Corp (SUN 5.50% 08/01/20
144A)
Cusip 86765LAB3
Trade Date
07/15/2015
List of Underwriters
BBVA Securities Inc.
 Credit Suisse First Boston Corp
 DNB Markets
 Goldman Sachs
 J.P. Morgan Securities LLC
 RBC Capital Markets
 Wells Fargo Securities LLC
 Citigroup Inc.
 Morgan Stanley
 Natixis Securities North America
 PNC Capital Markets
 UBS Investment Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Credit Suisse Securities
Sector or Industry:
Refining & Marketing
Date of First Offering:
07/15/2015
Ratings:
Moody's Ba3; S&P BB; Fitch BB; Composite BB-
Maturity Date:
08/01/2020
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.457%
Yield to Maturity:
5.268%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.09%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0085%
$51,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0093%
$56,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.1035%
$621,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1213%
$728,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1213%
$728,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH 2.70% 07/15/20)
Cusip 91324PCM2
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
 Barclays
 BofA Merrill Lynch
 Citigroup
 Morgan Stanley
 UBS Investment Bank
 BNY Mellon Capital Markets LLC
 Credit Suisse
 Deutsche Bank Securities
 Goldman Sachs & Co.
 US Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Managed Care
Date of First Offering:
07/20/2015
Ratings:
Moody's A3; S&P A+; Fitch A-; Composite A-
Maturity Date:
07/15/2020
Coupon:
2.70%
Unit Price:
$99.940
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.653%
Yield to Maturity:
2.311%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.40%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0080%
$119,928
AST J.P. Morgan Strategic Opportunities Portfolio
0.0180%
$269,838
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0260%
$389,766
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0260%
$389,766









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH 3.75% 07/15/25)
Cusip 91324PCP5
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
 Barclays
 BofA Merrill Lynch
 Citigroup
 Morgan Stanley
 UBS Investment Bank
 BNY Mellon Capital Markets LLC
 Credit Suisse
 Deutsche Bank Securities
 Goldman Sachs & Co.
 US Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Managed Care
Date of First Offering:
07/20/2015
Ratings:
Moody's A3; S&P A+; Fitch A-; Composite A-
Maturity Date:
07/15/2025
Coupon:
3.75%
Unit Price:
$99.729
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.652%
Yield to Maturity:
3.424%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.10%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0102%
$204,444
AST J.P. Morgan Strategic Opportunities Portfolio
0.0227%
$453,767
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0329%
$658,211
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0329%
$658,211










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH 4.625% 07/15/35)
Cusip 91324PCQ3
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securties LLC
 Barclays
 BofA Merrill Lynch
 Citigroup
 Morgan Stanley
 UBS Investment Bank
 BNY Mellon Capital Markets LLC
 Credit Suisse
 Deutsche Bank Securities
 Goldman Sachs & Co.
 US Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Managed Care
Date of First Offering:
07/20/2015
Ratings:
Moody's A3; S&P A+; Fitch A-; Composite A-
Maturity Date:
07/15/2035
Coupon:
4.625
Unit Price:
$99.988
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.438%
Yield to Maturity:
4.305%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.01%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0150%
$149,982
AST J.P. Morgan Strategic Opportunities Portfolio
0.0335%
$334,960
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0485%
$484,942
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0485%
$484,942









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH 4.75% 07/15/45)
Cusip 91324PCR1
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
 Barclays
 BofA Merrill Lynch
 Citigroup
 Morgan Stanley
 UBS Investment Bank
 BNY Mellon Capital Markets LLC
 Credit Suisse
 Deutsche Bank Securities
 Goldman Sachs & Co.
 US Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Managed Care
Date of First Offering:
07/20/2015
Ratings:
Moody's A3; S&P A+; Fitch A-; Composite A-
Maturity Date:
07/15/2045
Coupon:
4.75%
Unit Price:
$99.589
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.517%
Yield to Maturity:
4.435%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.95%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0065%
$129,466
AST J.P Morgan Strategic Opportunities Portfolio
0.0159%
$318,685
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0224%
$448,151
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0224%
$448,151










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Health Group Inc - 91324PCN0
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. LLC
UBS Securities LLC
BNY Mellon Capital Markets, LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
HEALTHCARE
Date of First Offering:
07/20/2015
Ratings:
SP:A+/ MD:A3/ FT:A-
Maturity Date:
07/15/22
Coupon:
3.350%
Unit Price:
$99.877
Underwriting Spread per Unit:
0.400%
Gross Spread as a % of Price:
0.4005%
Yield:
3.354%
Yield to Maturity:
3.35%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.1000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income Portfolio
0.0400%
$399,508.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0400%
$399,508.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Health Group Inc - 91324PCQ3
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. LLC
UBS Securities LLC
BNY Mellon Capital Markets, LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
HEALTHCARE
Date of First Offering:
07/20/2015
Ratings:
SP:A+/ MD:A3/ FT:A-
Maturity Date:
07/15/2035
Coupon:
4.6250%
Unit Price:
$99.988
Underwriting Spread per Unit:
0.8750%
Gross Spread as a % of Price:
0.8751%
Yield:
4.626%
Yield to Maturity:
4.625%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.6000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income Portfolio
0.0200%
$199,976.00
AST Goldman Sachs Multi-Asset Portfolio
0.1075%
$1,074,871.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1275%
$1,274,847.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1275%
$1,274,847.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Health Group Inc - 91324PCR1
Trade Date
07/20/2015
List of Underwriters
J.P. Morgan Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. LLC
UBS Securities LLC
BNY Mellon Capital Markets, LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
HEALTHCARE
Date of First Offering:
07/20/2015
Ratings:
SP:A+/ MD:A3/ FT:A-
Maturity Date:
07/15/2045
Coupon:
4.750%
Unit Price:
$99.589
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.8786%
Yield:
4.77%
Yield to Maturity:
4.75%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.8000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income Portfolio
0.0112%
$224,075.25
AST Goldman Sachs Multi-Asset Portfolio
0.1133%
$2,265,649.75
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1245%
$2,489,725.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1245%
$2,489,725.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ABN AMRO Bank NV (ABNANV 4.75% 07/28/25 144A)
Cusip 00080QAF2
Trade Date
07/21/2015
List of Underwriters
BofA Merrill Lynch
 Citigroup Global Markets Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Morgan Stanley
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Banks
Date of First Offering:
07/21/2015
Ratings:
Moody's Baa3; S&P BBB-; Fitch A-; Composite BBB
Maturity Date:
07/28/2025
Coupon:
4.75
Unit Price:
$99.732
Underwriting Spread per Unit:
0.50
Gross Spread as a % of Price:
0.50%
Yield:
4.738%
Yield to Maturity:
4.716%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.84%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0163%
$244,343
AST J.P. Morgan Strategic Opportunities Portfolio
0.0372%
$558,499
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0535%
$802,842
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0535%
$802,842



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Blue Buffalo Pet Products, Inc. (BUFF) IPO
Cusip 09531U102
Trade Date
07/21/2015
List of Underwriters
J.P. Morgan Securities LLC
 Citigroup
 Barclays
 Deutsche Bank Securities
 Morgan Stanley
 Wells Fargo Securities
 LOYAL3 Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup
Sector or Industry:
Consumer Staples
Date of First Offering:
07/21/2015
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.00
Underwriting Spread per Unit:
1.05%
Gross Spread as a % of Price:
5.25%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$676,631,080
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.70%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio
0.0813%
$550,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0813%
$550,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Caleres Inc (CAL 6.25% 08/15/23 144A)
Cusip 129500AA2
Trade Date
07/21/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
07/21/2015
Ratings:
Moody's B1; S&P BB; Composite BB-
Maturity Date:
08/15/2023
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.38
Gross Spread as a % of Price:
1.38%
Yield:
6.158%
Yield to Maturity:
5.942%
Principal Amount of Offering:
$200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
9.11%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0085%
$34,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0093%
$431,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2325%
$465,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2325%
$465,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank Of America Corp (BAC 3.875% 08/01/25)
Cusip 06051GFS3
Trade Date
07/27/2015
List of Underwriters
BofA Merrill Lynch
 ANZ Securities
 BNY Mellon Capital Markets
LLC
 Capital One Securities
 COMMERZBANK
 Danske Markets Inc.
 J.P. Morgan Securities LLC
 Lloyds Securities
 MUFG
 nabSecurities LLC
 Nykredit Markets
 Rabo Securities
 RBS
 SMBC Nikko
 Huntington Investment
Company
 UniCredit Capital Markets
 CastleOak Securities L.P.
 Loop Capital Markets
 Mischler Financial Group
Inc.
 The Williams Capital Group
L.P.
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Diversified Banks
Date of First Offering:
07/27/2015
Ratings:
Moody's Baa1; S&P A-; Fitch A; Composite A-
Maturity Date:
08/01/2025
Coupon:
3.875%
Unit Price:
$99.819
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.826%
Yield to Maturity:
3.717%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.71%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0116%
$289,475
AST J.P. Morgan Strategic Opportunities Portfolio
0.0216%
$539,023
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0332%
$828,498
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0332%
$828,498







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citizens Financial Group 174610105
Trade Date
07/28/2015
List of Underwriters
Morgan Stanley & Co. LLC
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
RBS Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
Keefe, Bruyette & Woods, Inc.
Sandler O'Neill & Partners, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
COMMERCIAL BANK
Date of First Offering:
07/28/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$26.000
Underwriting Spread per Unit:
$0.3120
Gross Spread as a % of Price:
1.2%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$2,236,000,000
Subordination Features:
COMMON STOCK
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.5291%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Large-Cap Value Portfolio
0.3136%
$7,012,382.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.3136%
$7,012,382.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Adeptus Health Inc 006855100
Trade Date
07/29/2015
List of Underwriters
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
BMO Capital Markets Corp.
Evercore Group L.L.C.
Piper Jaffray & Co.
Dougherty & Company LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
Sector or Industry:
HEALTHCARE
Date of First Offering:
07/29/15
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$105.000
Underwriting Spread per Unit:
4.4625
Gross Spread as a % of Price:
4.2500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$357,000,000
Subordination Features:
COMMON STOCK
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
9.1177%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
1.0464%
$3,735,480.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
1.0464%
$3,735,480.00

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Brixmor Operating Partnership LP (BRX 3.875%
08/15/22)
Cusip 11120VAB9
Trade Date
07/30/2015
List of Underwriters
Deutsche Bank Securities
 BofA Merrill Lynch
 RBC Capital Markets
 Citigroup
 Jefferies
 J.P. Morgan Securities LLC
 US Bancorp
 Wells Fargo Securities
 Barclays
 BB&T Capital Markets
 BNY Mellon Capital Markets LLC
 MUFG
 Regions Securities LLC
 Scotiabank
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Real Estate
Date of First Offering:
07/30/2015
Ratings:
Moody's Baa3; S&P BBB-; Fitch BBB-; Composite BBB-
Maturity Date:
08/15/2022
Coupon:
3.875%
Unit Price:
$99.223
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.625%
Yield:
3.868%
Yield to Maturity:
3.843%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.68%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0625%
$312,552
AST J.P. Morgan Strategic Opportunities Portfolio
0.0903%
$451,465
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1528%
$764,017
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1528%
$764,017







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TerraForm Global Operating, LLC (GLBL 9.75% 08/15/22
144A)
Cusip 88104UAA1
Trade Date
07/31/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Capital
 Citigroup
 Deutsche Bank
 Goldman Sachs
 J.P Morgan Securities LLC
 Morgan Stanley
 Credit Agricole CIB
 Credit Suisse
 Santander Investment Securities
 SMBC Nikko Securities America
 Societe Generale
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Power Generation
Date of First Offering:
07/31/2015
Ratings:
Moody's B2; S&P (P)B+; Composite NR
Maturity Date:
08/15/2022
Coupon:
9.75%
Unit Price:
$98.753
Underwriting Spread per Unit:
2.25
Gross Spread as a % of Price:
2.27%
Yield:
10.400%
Yield to Maturity:
11.061%
Principal Amount of Offering:
$810,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.01%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0052%
$42,464
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0622%
$503,640
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0674%
$546,104
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0674%
$546,104










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corporation (CELG 2.875% 08/15/20)
Cusip 151020AQ7
Trade Date
08/03/2015
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Citigroup
Deutsche Bank Securities
 Barclays
 Credit Suisse
 Goldman, Sachs & Co.
Morgan Stanley
 HSBC
 MUFG
 Standard Chartered Bank
PNC Capital Markets LLC
 US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
08/03/2015
Ratings:
Moody's Baa2; S&P BBB+; Composite BBB
Maturity Date:
08/15/2020
Coupon:
2.875%
Unit Price:
$99.819
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.842%
Yield to Maturity:
2.619%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.84%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0077%
$114,792
AST J.P Morgan Strategic Opportunities Portfolio
0.0160%
$239,566
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0237%
$354,358
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0237%
$354,358







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corporation (CELG 3.55% 08/15/22)
Cusip 151020AR5
Trade Date
08/03/2015
List of Underwriters
J.P. Morgan Securities LLC
BofA Merrill Lynch
 Citigroup
Deutsche Bank Securities
 Barclays
 Credit Suisse
 Goldman, Sachs & Co.
Morgan Stanley
 HSBC
 MUFG
 Standard Chartered Bank
PNC Capital Markets LLC
 US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
08/03/2015
Ratings:
Moody's Baa2; S&P BBB+; Composite BBB
Maturity Date:
08/15/2022
Coupon:
3.55%
Unit Price:
$99.729
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
3.444%
Yield to Maturity:
3.048%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.01%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0135%
$134,634
AST J.P. Morgan Strategic Opportunities Portfolio
0.0279%
$279,241
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0414%
$413,875
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0414%
$413,875








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corporation (CELG 3.875% 08/15/25)
Cusip 151020AS3
Trade Date
08/03/2015
List of Underwriters
J.P. Morgan Securties LLC
 BofA Merrill Lynch
 Citigroup
Deutsche Bank Securities
 Barclays
 Credit Suisse
Goldman, Sachs & Co.
Morgan Stanley
 HSBC
 MUFG
 Standard Chartered Bank
PNC Capital Markets LLC
US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
08/03/2015
Ratings:
Moody's Baa2; S&P BBB+; Composite BBB
Maturity Date:
08/15/2025
Coupon:
3.875%
Unit Price:
$99.034
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.876%
Yield to Maturity:
3.876%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.80%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0119%
$297,102
AST J.P. Morgan Strategic Opportunities Portfolio
0.0244%
$609,059
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0363%
$906,161
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0363%
$906,161








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corporation (CELG 5.00% 08/15/45)
Cusip 151020AU8
Trade Date
08/03/2015
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Citigroup
Deutsche Bank Securities
 Barclays
 Credit Suisse
 Goldman, Sachs & Co.
Morgan Stanley
 HSBC
 MUFG
 Standard Chartered Bank
PNC Capital Markets LLC
 US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
08/03/2015
Ratings:
Moody's Baa2; S&P BBB+; Composite BBB
Maturity Date:
08/15/2045
Coupon:
5.00%
Unit Price:
$99.691
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.993%
Yield to Maturity:
4.989%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.17%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0072%
$144,552
AST J.P. Morgan Strategic Opportunities Portfolio
0.0150%
$299,073
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0222%
$443,625
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0222%
$443,625









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Jaguar Holding Company II & Pharmaceutical Product
Development, LLC (PPDI 6.375% 08/01/23 144A; Cusip
47010DAA8
Trade Date
08/03/2015
List of Underwriters
Barclays Capital
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 Goldman Sachs Group Inc.
 J.P. Morgan Securities LLC
 Morgan Stanley
 UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Credit Suisse Securities
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
08/03/2015
Ratings:
Moody's Caa1; S&P B-; Composite CCC+
Maturity Date:
08/01/2023
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
6.471%
Yield to Maturity:
6.619%
Principal Amount of Offering:
$1,125,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.16%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0733%
$825,000
AST J.P. Morgan Global Thematic Portfolio
0.0058%
$65,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0791%
$890,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0791%
$890,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
J.B. Hunt Transport Services, Inc. (JBHT 3.30%
08/15/22)
Cusip 445658CE5
Trade Date
08/03/2015
List of Underwriters
Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 SunTrust Robinson Humphrey
 BB&T Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Transportation & Logistics
Date of First Offering:
08/03/2015
Ratings:
Moody's Baa1; S&P BBB+; Composite BBB+
Maturity Date:
08/15/2022
Coupon:
3.30%
Unit Price:
$99.751
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.625%
Yield:
3.271%
Yield to Maturity:
3.152%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.29%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.1069%
$374,066
AST J.P. Morgan Strategic Opportunities Portfolio
0.2223%
$778,058
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.3292%
$1,152,124
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.3292%
$1,152,124
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Anixter Inc (AXE 5.50% 03/01/23 144A)
Cusip 035287AF8
Trade Date
08/04/2015
List of Underwriters
J.P Morgan Securities LLC
Merrill Lynch Pierce Fenner
 Wells Fargo
 PNC Capital Markets
 SunTrust Robinson Humphrey Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Electrical Equipment Manufacturing
Date of First Offering:
08/04/2015
Ratings:
Moody's Ba3; S&P BB; Fitch BB+; Composite BB
Maturity Date:
03/01/2023
Coupon:
5.50
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.528%
Yield to Maturity:
5.581%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
10.49%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1600%
$560,000
AST J.P Morgan Global Thematic Portfolio
0.0129%
$45,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1729%
$605,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1729%
$605,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
First Data Corporation (2023)    319963BN3
Trade Date
8/5/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner and Smith
Incorporated
 Citigroup Global Markets Inc
 Deutsche Bank Securities Inc
 Morgan Stanley & Co. LLC
 Credit Suisse Securities (USA) LLC
 HSBC Securities (USA) Inc
 Mizuho Securities USA Inc
 PNC Capital Markets LLC
 SunTrust Robinson Humphrey, Inc.
 KKR Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner and Smith
Incorporated
Sector or Industry:
Technology
Date of First Offering:
8/5/2015
Ratings:
B1	BB-	BB
Maturity Date:
8/15/2023
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.375%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$1,210,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
   10.330%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0659%
$ 798,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0659%
$ 798,000.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Party City Holdings Inc. (PRTY 6.125% 08/15/23
144A)
Cusip 702150AC7
Trade Date
08/05/2015
List of Underwriters
Barclays Capital
 Deutsche Bank Securities Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Macquarie Capital USA Inc.
 Merrill Lynch Pierce Fenner
 Mitsubishi UFJ Securities USA Inc.
 Mizuho Securities USA Inc.
 Morgan Stanley
 SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
08/05/2015
Ratings:
Moody's B3; S&P CCC+; Composite CCC+
Maturity Date:
08/15/2023
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.40
Gross Spread as a % of Price:
1.40%
Yield:
6.034%
Yield to Maturity:
5.765%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
8.21%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1029%
$360,000
AST J.P. Morgan Global Thematic Portfolio
0.0086%
$30,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1115%
$390,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1115%
$390,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Royal Bank of Scotland Group PLC (RBS FRN
7.50% 08/10/20) Cusip 780099CJ4
Trade Date
08/05/2015
List of Underwriters
RBS
 BofA Merrill Lynch
  Credit Suisse
 Morgan Stanley
 BNP PARIBAS
 CIBC
  Citigroup
  HSBC
 ING
 J.P. Morgan Securities LLC
 Santander
 Societe Generale Corporate & Investment Banking
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley
Sector or Industry:
Diversified Banks
Date of First Offering:
08/05/2015
Ratings:
Moody's B1u; S&P B; Fitch BB-; Composite B+
Maturity Date:
08/10/2020
Coupon:
7.50
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
7.655%
Yield to Maturity:
8.273%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.91%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0523%
$1,045,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0523%
$1,045,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0523%
$1,045,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Royal Bank of Scotland Group PLC (RBS FRN
8.00% 08/10/25) Cusip 780099CK1
Trade Date
08/05/2015
List of Underwriters
RBS
BofA Merrill Lynch
  Credit Suisse
 Morgan Stanley
 BNP PARIBAS
 CIBC
  Citigroup
  HSBC
 ING
 J.P. Morgan Securities LLC
 Santander
 Societe Generale Corporate & Investment Banking
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley
Sector or Industry:
Diversified Banks
Date of First Offering:
08/05/2015
Ratings:
Moody's B1u; S&P B; Fitch BB-; Composite B+
Maturity Date:
08/10/2025
Coupon:
8.00
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
7.870%
Yield to Maturity:
8.252%
Principal Amount of Offering:
$1,150,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.79%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0465%
$535,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0465%
$535,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Bank of New York Mellon Corporation (BK 2.60%
08/17/20)
Cusip 06406HDD8
Trade Date
08/10/15
List of Underwriters
Barclays Capital Inc.
 J.P. Morgan Securities LLC
 Merrill Lynch, Pierce, Fenner & Smith
Incorporated
 Wells Fargo Securities LLC,
BNY Mellon Capital Markets, LLC
 Lloyds Securities Inc.
 Nomura Securities International, Inc.
 RBC Capital Markets, LLC
 Santander Investment Securities Inc.
 CAVU Securities
 Samuel A. Ramirez & Company, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Financial Services
Date of First Offering:
08/10/2015
Ratings:
Moody's A1; S&P A+; Fitch AA-; Composite AAL
Maturity Date:
08/17/2020
Coupon:
2.60%
Unit Price:
$99.953
Underwriting Spread per Unit:
0.15
Gross Spread as a % of Price:
0.15%
Yield:
2.568%
Yield to Maturity:
2.319%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.62%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0518%
$569,732
AST J.P. Morgan Strategic Opportunities Portfolio
0.1013%
$1,114,476
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1531%
$1,684,208
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [
0.1531%
$1,684,208








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Air Lease Corporation (AL 2.625 09/04/18)
Cusip 00912XAR5
Trade Date
08/11/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Mizuho Securities
 Wells Fargo Securities
 BMO Capital Markets
 BNP Paribas
 Citigroup
 Credit Agricole CIB
 Credit Suisse
 Fifth Third Bank
 Lloyds Securities
 MUFG
 Natixis
 RBC Capital Markets
 Santander
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Commercial Finance
Date of First Offering:
08/11/2015
Ratings:
S&P BBB-; ; Composite NR; KBRA A-e
Maturity Date:
09/04/2018
Coupon:
2.625%
Unit Price:
$99.500
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
2.626%
Yield to Maturity:
2.635%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.78%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0945%
$472,625
AST J.P. Morgan Strategic Opportunities Portfolio
0.1950%
$975,100
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2895%
$1,447,725
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2895%
$1,447,725







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Axalta Coating Systems LTD.	G0750C108
Trade Date
08/11/2015
List of Underwriters
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
 Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
Jefferies LLC
UBS Securities LLC
Morgan Stanley & Co. LLC
BB&T Capital Markets, a division of BB&T
Securities, LLC Nomura Securities
International, Inc.
SMBC Nikko Securities America, Inc.
 Academy Securities, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
BASIC MATERIALS
Date of First Offering:
8/11/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$29.750
Underwriting Spread per Unit:
0.8925
Gross Spread as a % of Price:
3.0000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$ 892,500,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.3667%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.1271%
$1,134,010.50



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1271%
$1,134,010.50







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Owens-Brockway (OI 5.875% 08/15/23 144A)
Cusip 69073TAR4
Trade Date
08/11/2015
List of Underwriters
BofA Merrill Lynch
 BNP Paribas
 Credit Agricole Indosuez
 Deutsche Bank Securities Inc.
 Goldman Sachs
J.P. Morgan Securities
 Scotia Capital Inc.
 Barclays Capital
 HSBC Ltd
 Rabobank NA
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Containers & Packaging
Date of First Offering:
08/11/2015
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
08/15/2023
Coupon:
5.875%
Unit Price:
$99.219
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.876%
Yield to Maturity:
5.877%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.91%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0275%
$192,485
AST J.P. Morgan Global Thematic Portfolio
0.0023%
$15,875
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0298%
$208,360
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0298%
$208,360











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Owens-Brockway (OI 6.375% 08/15/25 144A)
Cusip 69073TAS2
Trade Date
08/11/2015
List of Underwriters
BofA Merrill Lynch
BNP Paribas
 Credit Agricole Indosuez
 Deutsche Bank Securities Inc.
 Goldman Sachs
J.P Morgan Securities
 Scotia Capital Inc.
 Barclays Capital
 HSBC Ltd
 Rabobank NA
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Containers & Packaging
Date of First Offering:
08/11/2015
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
08/15/2025
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
6.220%
Yield to Maturity:
6.034%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.21%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0380%
$114,000
AST J.P. Morgan Global Thematic Portfolio
0.0037%
$11,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0417%
$125,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0417%
$125,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Post Holdings Inc (POST 7.75% 03/15/24 144A)
Cusip: 737446AH7
Trade Date
08/12/2015
List of Underwriters
J.P. Morgan Securities LLC
 Barclays Capital
 BMO Capital Markets Corp
 Credit Suisse
 Goldman Sachs
 Nomura Securities International
 SunTrust Robinson Humphrey
 Deutsche Bank Securities Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital
Sector or Industry:
Food & Beverage
Date of First Offering:
08/12/2015
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
03/15/2024
Coupon:
7.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.85
Gross Spread as a % of Price:
0.85%
Yield:
7.533%
Yield to Maturity:
7.143%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.50%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan Securities LLC
0.0438%
$350,000
AST J.P. Morgan Global Thematic Portfolio
0.0026%
$21,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0464%
$371,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0464%
$371,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Post Holdings Inc (POST 8.00% 07/15/25 144A)
Cusip: 737446AJ3
Trade Date
08/12/2015
List of Underwriters
J.P. Morgan Securities LLC
 Barclays Capital
 BMO Capital Markets Corp
 Credit Suisse
 Goldman Sachs
 Nomura Securities International
 SunTrust Robinson Humphrey
 Deutsche Bank Securities Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital
Sector or Industry:
Food & Beverage
Date of First Offering:
08/12/2015
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
07/15/2025
Coupon:
8.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.85
Gross Spread as a % of Price:
0.85%
Yield:
7.776%
Yield to Maturity:
7.505%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.68%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0293%
$117,000
AST J.P. Morgan Global Thematic Portfolio
0.0043%
$17,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0336%
$134,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0336%
$134,000













0f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
State Street Corporation (STT 2.55% 08/18/20)
Cusip 857477AS2
Trade Date
08/13/2015
List of Underwriters
Goldman, Sachs & Co.
 BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Morgan Stanley
 Credit Suisse
 Deutsche Bank Securities
 UBS Investment Bank
 Wells Fargo Securities
 Siebert Capital Markets
 Lebenthal & Co., LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs
Sector or Industry:
Financial Services
Date of First Offering:
08/13/2015
Ratings:
Moody's A2; S&P A+; Fitch AA-; DBRS AAL
Maturity Date:
08/18/2020
Coupon:
2.55%
Unit Price:
$99.772
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.520%
Yield to Maturity:
2.292%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.74%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0224%
$269,384
AST J.P. Morgan Strategic Opportunities Portfolio
0.0461%
$553,735
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0685%
$823,119
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0685%
$823,119











0f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
State Street Corporation (STT 3.55% 08/18/25)
Cusip 857477AT0
Trade Date
08/13/2015
List of Underwriters
Goldman, Sachs & Co.
 BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Morgan Stanley
 Credit Suisse
 Deutsche Bank Securities
 UBS Investment Bank
 Wells Fargo Securities
 Siebert Capital Markets
 Lebenthal & Co., LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs
Sector or Industry:
Financial Services
Date of First Offering:
08/13/2015
Ratings:
Moody's A2; S&P A+; Fitch AA-; DBRS AAL
Maturity Date:
08/18/2025
Coupon:
3.55%
Unit Price:
$99.866
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.487%
Yield to Maturity:
3.335%
Principal Amount of Offering:
$1,300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.92%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0380%
$494,337
AST J.P. Morgan Strategic Opportunities Portfolio
0.0764%
$993,667
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1146%
$1,488,004
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1146%
$1,488,004











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hill-Rom Holdings, Inc. (HRC 5.75% 09/01/23 144A)
Cusip 431475AA0
Trade Date
08/18/2015
List of Underwriters
J.P. Morgan Securities LLC
  BofA Merrill Lynch
 Goldman Sachs & Co.
 PNC Bank
 Fifth Third Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Medical Equipment & Devices Manufacturing
Date of First Offering:
8/18/2015
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
09/01/2023
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.693%
Yield to Maturity:
5.548%
Principal Amount of Offering:
$425,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.48%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1024%
$435,000
AST J.P. Morgan Global Thematic Portfolio
0.0082%
$35,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1106%
$470,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1106%
$470,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AUTOMATIC DATA PROCESSING INC    053015AE3
Trade Date
9/8/2015
List of Underwriters
J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, BNP
Paribas Securities Corp., Citigroup Global
Markets Inc., Morgan Stanley & Co. LLC, Wells
Fargo Securities, LLC, Barclays Capital Inc.,
Deutsche Bank Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., BMO Capital Markets
Corp., Mizuho Securities USA Inc., PNC Capital
Markets LLC, RBC Capital Markets, LLC, Lloyds
Securities Inc., SG Americas Securities, LLC,
The Williams Capital Group, L.P., BNY Mellon
Capital Markets, LLC, KeyBanc Capital Markets
Inc., SunTrust Robinson Humphrey, Inc., BB&T
Capital Markets, a division of BB&T Securities,
LLC, Scotia Capital (USA) Inc., TD Securities
(USA) LLC, UMB Financial Services, Inc., RBS
Securities Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. Morgan Securities LLC
Data Technology
Data Technology
Date of First Offering:
9/8/2015
Ratings:
Aa3	AA	NR
Maturity Date:
9/15/2025
Coupon:
3.375%
Unit Price:
99.891
Underwriting Spread per Unit:
0.450 %
Gross Spread as a % of Price:
0.450 %
Yield:
3.39%
Yield to Maturity:
3.58%
Principal Amount of Offering:
$998,910,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio
0.0555%
$554,395.05



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0555%
$554,395.05











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GOLDMAN SACHS GROUP INC/THE	38141GVP6
Trade Date
9/8/2015
List of Underwriters
Goldman, Sachs & Co., BB&T Capital Markets, a
division of BB&T Securities, LLC, Capital One
Securities, Inc., Danske Markets Inc., DBS Bank
Ltd., Fifth Third Securities, Inc., ING
Financial Markets LLC, KeyBanc Capital Markets
Inc., Lloyds Securities Inc., Mizuho Securities
USA Inc., PNC Capital Markets LLC, RBC Capital
Markets, LLC, RBS Securities Inc., Regions
Securities LLC, Santander Investment Securities
Inc., Scotia Capital (USA) Inc.
SMBC Nikko Securities America, Inc., SunTrust
Robinson Humphrey, Inc., TD Securities (USA)
LLC, UniCredit Capital Markets LLC, U.S.
Bancorp Investments, Inc., CastleOak
Securities, L.P., Drexel Hamilton, LLC,
Mischler Financial Group, Inc., Samuel A.
Ramirez & Company, Inc..
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
GOLDMAN SACHS & CO.
Data Technology
Banking
Date of First Offering:
9/8/2015
Ratings:
A3	A-	A
Maturity Date:
9/15/2020
Coupon:
2.750%
Unit Price:
$99.796
Underwriting Spread per Unit:
0.350 %
Gross Spread as a % of Price:
0.350 %
Yield:
2.79%
Yield to Maturity:
2.89%
Principal Amount of Offering:
$1,247,450,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
8.800%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.0509%
$635,700.52



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0509%
$635,700.52











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Home Depot Inc. (HD 3.35% 09/15/2025)
Cusip 437076BK7
Trade Date
09/08/2015
List of Underwriters
BofA Merrill Lynch, Deutsche Bank Securities, J.P.
Morgan, Morgan Stanley, Barclays, BNY Mellon
Capital Markets, LLC, Citigroup, Credit Suisse,
Fifth Third Securities, Goldman, Sachs & Co.,
Mizuho Securities, RBC Capital Markets, SunTrust
Robinson Humphrey, TD Securities, The Williams
Capital Group, L.P., US Bancorp, Wells Fargo
Securities, Lebenthal Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail-Consumer Discretionary
Date of First Offering:
09/08/15
Ratings:
Moody's A2; S&P A; Fitch A; DBRS A
Maturity Date:
09/15/2025
Coupon:
3.35%
Unit Price:
$99.857
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.450%
Yield:
3.305%
Yield to Maturity:
3.185%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.82%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0155%
$154,778
AST J.P. Morgan Strategic Opportunities Portfolio
0.0205%
$204,707



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0360%
$359,485
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
KEYCORP 49326EEF6
Trade Date
09/08/2015
List of Underwriters
KeyBanc Capital Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
IFS Securities, Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
KEYBANC CAPITAL MARKETS INC.
Sector or Industry:
FINANCIAL
Date of First Offering:
09/08/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:A-
Maturity Date:
09/15/2020
Coupon:
2.900%
Unit Price:
$99.982
Underwriting Spread per Unit:
0.3500%
Gross Spread as a % of Price:
0.3501%
Yield:
2.9010%
Yield to Maturity:
2.9000%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.2001%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.4400%
$4,399,208.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.4400%
$4,399,208.00













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
KeyCorp (KEY 2.90% 09/15/20) Cusip 49326EEF6
Trade Date
09/08/2015
List of Underwriters
KeyBanc Capital Markets, Goldman, Sachs & Co.,
J.P. Morgan, Morgan Stanley, Citigroup, Deutsche
Bank Securities, IFS Securities, Inc., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
KeyBanc Capital Markets, Inc.
Sector or Industry:
Banks
Date of First Offering:
09/08/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch A-; DBRS BBBe
Maturity Date:
09/15/2020
Coupon:
2.90%
Unit Price:
$99.982
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.902%
Yield to Maturity:
2.911%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.65%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0594%
$593,893



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0594%
$593,893



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GILEAD SCIENCES INC 375558BD4
Trade Date
09/09/2015
List of Underwriters
BofA Merrill Lynch
J.P. Morgan Securities LLC
Goldman, Sachs & Co.
Barclays Capital Inc.
Wells Fargo Securities, LLC
HSBC Securities (USA) Inc.
Morgan Stanley & Co. LLC
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
Mitsubishi UFJ Securities (USA), Inc.
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.
Evercore Group L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
Sector or Industry:
HEALTHCARE
Date of First Offering:
09/09/2015
Ratings:
SP:A-/ MD:A3/ FT:NA
Maturity Date:
03/01/2046
Coupon:
4.7500%
Unit Price:
$99.587
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8786%
Yield:
4.7700%
Yield to Maturity:
4.7000%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.3111%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0644%
$1,444,011.50



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0644%
$1,444,011.50







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gilead Sciences Inc (GIlD 3.25% 09/01/22)
Cusip 375558BC6
Trade Date
09/09/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Goldman, Sachs &
Co., Barclays Wells Fargo Securities, HSBC, Morgan
Stanley, Mizuho Securities, RBC Capital Markets,
MUFG, SMBC Nikko, US Bancorp, The Williams Capital
Group, L.P., Evercore ISI, J. Wood Capital
Advisors
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
09/09/2015
Ratings:
Moody's A3; S&P A-; Composite A-
Maturity Date:
09/01/2022
Coupon:
3.25%
Unit Price:
$99.859
Underwriting Spread per Unit:
0.400
Gross Spread as a % of Price:
0.400%
Yield:
3.198%
Yield to Maturity:
2.975%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.50%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0295%
$294,584
AST J.P. Morgan Strategic Opportunities Portfolio
0.0709%
$708,999



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1004%
$1,003,583



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gilead Sciences Inc (GIlD 4.75% 03/01/46)
Cusip 375558BD4
Trade Date
09/09/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Goldman, Sachs &
Co., Barclays Wells Fargo Securities, HSBC, Morgan
Stanley, Mizuho Securities, RBC Capital Markets,
MUFG, SMBC Nikko, US Bancorp, The Williams Capital
Group, L.P., Evercore ISI, J. Wood Capital
Advisors
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
09/09/2015
Ratings:
Moody's A3; S&P A-; Composite A-
Maturity Date:
03/01/2046
Coupon:
4.75%
Unit Price:
$99.587
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.766%
Yield to Maturity:
4.770%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.65%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0086
$193,422
AST J.P. Morgan Strategic Opportunities Portfolio
0.0122
$273,864



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0208
$467,286














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gilead Sciences Inc (GIlD 3.65% 03/01/26)
Cusip 375558BF9
Trade Date
09/09/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Goldman, Sachs &
Co., Barclays Wells Fargo Securities, HSBC, Morgan
Stanley, Mizuho Securities, RBC Capital Markets,
MUFG, SMBC Nikko, US Bancorp, The Williams Capital
Group, L.P., Evercore ISI, J. Wood Capital
Advisors
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
09/09/2015
Ratings:
Moody's A3; S&P A-; Composite A-
Maturity Date:
03/01/2026
Coupon:
3.65
Unit Price:
$99.596
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.450%
Yield:
3.640%
Yield to Maturity:
3.617%
Principal Amount of Offering:
$2,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.22%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0081%
$224,091
AST J.P. Morgan Strategic Opportunities Portfolio
0.0194%
$532,839



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0275%
$756,930



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gilead Sciences Inc (GIlD 4.60% 09/01/35)
Cusip 375558BG7
Trade Date
09/09/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Goldman, Sachs &
Co., Barclays Wells Fargo Securities, HSBC, Morgan
Stanley, Mizuho Securities, RBC Capital Markets,
MUFG, SMBC Nikko, US Bancorp, The Williams Capital
Group, L.P., Evercore ISI, J. Wood Capital
Advisors
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Biotechnology
Date of First Offering:
09/09/2015
Ratings:
Moody's A3; S&P A-; Composite A-
Maturity Date:
09/01/2035
Coupon:
4.60
Unit Price:
$99.665
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.576%
Yield to Maturity:
4.557%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.27%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0045%
$44,849
AST J.P. Morgan Strategic Opportunities Portfolio
0.0105%
$104,648



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0150%
$149,497

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LOWE'S COMPANIES INC 548661DH7
Trade Date
09/09/2015
List of Underwriters
J.P. Morgan Securities LLC
BofA Merrill Lynch
SunTrust Robinson Humphrey, Inc.
Goldman, Sachs & Co.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Mizuho Securities USA Inc.
BB&T Capital Markets, a division of BB&T
Securities, LLC
BBVA Securities Inc.
BMO Capital Markets Corp.
ANZ Securities, Inc.
The Williams Capital Group, L.P.
C.L. King & Associates, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
SERVICES
Date of First Offering:
09/09/2015
Ratings:
SP:A-/ MD:A3/ FT:NA
Maturity Date:
09/15/2025
Coupon:
3.3750%
Unit Price:
$99.421
Underwriting Spread per Unit:
0.4500%
Gross Spread as a % of Price:
0.4526%
Yield:
3.3950%
Yield to Maturity:
3.3960%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.0667%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
..0800%
$596,526.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
..0800%
$596,526.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lowe's Companies Inc. (LOW 4.375% 09/15/45)
Cusip 548661DJ3
Trade Date
09/09/2015
List of Underwriters
J.P. Morgan, BofA Merrill Lynch, SunTrust Robinson
Humphrey, Goldman, Sachs & Co., US Bancorp, Wells
Fargo Securities, Mizuho Securities, BB&T Capital
Markets, BBVA, BMO Capital Markets, ANZ
Securities, The Williams Capital Group, L.P., C.L.
King & Associates
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail-Consumer Discretionary
Date of First Offering:
09/09/15
Ratings:
Moody's A3; S&P A-; Composite A-
Maturity Date:
09/15/2045
Coupon:
4.375%
Unit Price:
$97.632
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.414%
Yield to Maturity:
4.427%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.91%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0156%
$117,158
AST J.P. Morgan Strategic Opportunities Portfolio
0.0371%
$278,251



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0527%
$395,409



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MALLINCKRODT INTERNATIONAL FINANCE	561233AD9
Trade Date
9/9/2015
List of Underwriters
Barclays Capital Inc., Deutsche Bank Securities
Inc., Citigroup Global Markets Inc., Goldman,
Sachs & Co., Wells Fargo Securities, LLC.,
Mizuho Securities USA Inc., PNC Capital Markets
LLC, SunTrust Robinson Humphrey, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BARCLAYS CAPITAL INC.
Data Technology
Pharmaceuticals
Date of First Offering:
9/9/2015
Ratings:
B1	BB-	NR
Maturity Date:
10/15/2023
Coupon:
5.625
Unit Price:
$100.000
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.625%
Yield to Maturity:
5.625%
Principal Amount of Offering:
$750,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
8.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0634%
$476,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0634%
$476,000.00





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARRIOTT INTERNATIONAL INC    571903AN3
Trade Date
9/9/2015
List of Underwriters
J.P. Morgan Securities LLC, U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Deutsche Bank Securities Inc., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, PNC Capital Markets LLC, Scotia
Capital (USA) Inc., SunTrust Robinson Humphrey,
Inc., Barclays Capital Inc., BNP Paribas
Securities Corp., BNY Mellon Capital Markets,
LLC, Capital One Securities, Inc., Citigroup
Global Markets Inc., HSBC Securities (USA)
Inc., Mitsubishi UFJ Securities (USA), Inc.,
The Williams Capital Group, L.P..
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Lodging
Date of First Offering:
9/9/2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
3/1/2021
Coupon:
2.875%
Unit Price:
$99.755
Underwriting Spread per Unit:
0.600 %
Gross Spread as a % of Price:
0.601%
Yield:
2.92%
Yield to Maturity:
2.92%
Principal Amount of Offering:
$448,897,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
15.550%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio
0.2766%
$1,241,949.75



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2766%
$1,241,949.75













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARRIOTT INTERNATIONAL 571903AN3
Trade Date
09/09/2015
List of Underwriters
J.P. Morgan Securities LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
Incorporated
PNC Capital Markets LLC
Scotia Capital (USA) Inc.
SunTrust Robinson Humphrey, Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
SERVICES
Date of First Offering:
09/09/2015
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB
Maturity Date:
03/01/2021
Coupon:
2.8750%
Unit Price:
$99.755
Underwriting Spread per Unit:
0.6000%
Gross Spread as a % of Price:
0.6015%
Yield:
2.8820%
Yield to Maturity:
2.9700%
Principal Amount of Offering:
$450,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
15.5556%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
..3056%
$1,371,631.25



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
..3056%
$1,371,631.25






0f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Biogen Inc (BIIB 5.20% 09/15/45) Cusip 09062XAD5
Trade Date
09/10/2015
List of Underwriters
Goldman, Sachs & Co., BofA Merrill Lynch, Credit
Suisse, Deutsche Bank Securities, J.P. Morgan,
Morgan Stanley, MUFG, HSBC, Mizuho Securities, US
Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Biotechnology
Date of First Offering:
09/10/2015
Ratings:
Moody's Baa1; S&P A-; Composite BBB+
Maturity Date:
09/15/2020
Coupon:
5.20%
Unit Price:
$99.294
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
5.224%
Yield to Maturity:
5.229%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.31%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0255%
$446,823
AST J.P. Morgan Global Thematic Portfolio
0.0105%
$183,694



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0360%
$630,517















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Biogen Inc (BIIB 3.625% 09/15/22) Cusip 09062XAE3
Trade Date
09/10/2015
List of Underwriters
Goldman, Sachs & Co., BofA Merrill Lynch, Credit
Suisse, Deutsche Bank Securities, J.P. Morgan,
Morgan Stanley, MUFG, HSBC, Mizuho Securities, US
Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co.
Sector or Industry:
Biotechnology
Date of First Offering:
09/10/2015
Ratings:
Moody's Baa1; S&P A-; Composite BBB+
Maturity Date:
09/15/22
Coupon:
3.625
Unit Price:
$99.920
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.625%
Yield:
3.539%
Yield to Maturity:
3.225%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.11%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P.Morgan Strategic Opportunities Portfolio
0.0580%
$579,536
AST J.P. Morgan Global Thematic Portfolio
0.0240%
$239,808



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0820%
$819,344





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Danske Bank A/S (DANBNK 2.75% 09/17/20 144A)
Cusip 23663AAD3
Trade Date
09/10/2015
List of Underwriters
BofA Merill Lynch; Citigroup Global Markets Inc.,
Danske Bank A/S London, Goldman Sachs
International, JPMorgan, Wells Fargo Securities
LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Banks
Date of First Offering:
09/10/2015
Ratings:
Moody's A2; S&P A; Fitch A; Composite A
Maturity Date:
09/17/2020
Coupon:
2.75%
Unit Price:
$99.796
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.732%
Yield to Maturity:
2.601%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.72%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0254%
$254,480
AST J.P. Morgan Strategic Opportunities Portfolio
0.0614%
$613,745



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0868%
$868,225



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intesa Sanpaolo SpA (ISPIM FRN 12/29/49 144A)
Cusip 46115HAU1
Trade Date
09/10/2015
List of Underwriters
Banca IMI, Citigroup, Goldman Sachs, JPMorgan,
Morgan Stanley
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co
Sector or Industry:
Banks
Date of First Offering:
09/10/2015
Ratings:
Moody's Ba3; S&P B+; Fitch BB-e; DBRS BB
Maturity Date:
12/29/2049
Coupon:
7.70
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
7.429%
Yield to Maturity:
7.660%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.34%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0275%
$275,000
AST J.P. Morgan Global Thematic Portfolio
0.0200%
$200,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0475%
$475,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
INTESA SANPAOLO SPA 46115HAU1
Trade Date
09/10/2015
List of Underwriters
Banca IMI Securities Corporation
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
9/10/2015
Ratings:
SP:B+/ MD:Ba3/ FT:BB-
Maturity Date:
12/29/2049
Coupon:
7.7000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
7.7000%
Yield to Maturity:
N/A
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.0000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0900%
$900,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0900%
$900,000.00

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Allegion PLC (ALLE 5.875% 09/15/23)
Cusip 01748TAA9
Trade Date
09/11/2015
List of Underwriters
J.P. Morgan, Goldman, Sachs & Co., BNP PARIBAS,
BofA Merrill Lynch, Citigroup, Credit Suisse,
Wells Fargo Securities, BBVA, Fifth Third
Securities, Mizuho Securities, MUFG, PNC Capital
Markets LLC, TD Securities, US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co
Sector or Industry:
Electrical Equipment Manufacturing
Date of First Offering:
09/11/2015
Ratings:
Moody's Ba2; S&P BB+; Composite BB
Maturity Date:
09/15/23
Coupon:
5.875
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.738%
Yield to Maturity:
5.391%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.63%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0433%
$130,000
AST J.P. Morgan Global Thematic Portfolio
0.0037%
$11,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0470%
$141,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Frontier Communications (FTR 10.50% 09/15/22 144A)
Cusip 35906AAU2
Trade Date
09/11/2015
List of Underwriters
Citigroup Global Markets Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Barclays Capital, Credit
Suisse Securities USA LLC, Deutsche Bank
Securities Inc., Goldman Sachs, Mizuho Securities
USA Inc., Morgan Stanley, UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecommunications Services
Date of First Offering:
09/11/2015
Ratings:
Moody's Ba3; S&P BB-; Fitch BB; Composite BB-
Maturity Date:
09/15/22
Coupon:
10.50
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75
Yield:
10.599
Yield to Maturity:
10.692
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.69%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0174%
$348,000
AST J.P. Morgan Global Thematic Portfolio
0.0030%
$60,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0204%
$408,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Frontier Communications (FTR 8.875% 09/15/20 144A)
Cusip 35906AAR9
Trade Date
09/11/2015
List of Underwriters
Citigroup Global Markets Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Barclays Capital, Credit
Suisse Securities USA LLC, Deutsche Bank
Securities Inc., Goldman Sachs, Mizuho Securities
USA Inc., Morgan Stanley, UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecommunications Services
Date of First Offering:
09/11/2015
Ratings:
Moody's Ba3; S&P BB-; Fitch BB; Composite BB-
Maturity Date:
09/15/2020
Coupon:
8.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
8.831%
Yield to Maturity:
8.740%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.75%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0113%
$113,000
AST J.P. Morgan Global Thematic Portfolio
0.0020%
$20,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0133%
$133,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Frontier Communications (FTR 11.00% 09/15/25 144A)
Cusip 35906AAX6
Trade Date
09/11/2015
List of Underwriters
Citigroup Global Markets Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Barclays Capital, Credit
Suisse Securities USA LLC, Deutsche Bank
Securities Inc., Goldman Sachs, Mizuho Securities
USA Inc., Morgan Stanley, UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecommunications Services
Date of First Offering:
09/11/2015
Ratings:
Moody's Ba3; S&P BB-; Fitch BB; Composite BB-
Maturity Date:
09/15/2022
Coupon:
11.00%
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
11.083%
Yield to Maturity:
11.123%
Principal Amount of Offering:
$3,600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.59%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0322%
$1,159,000
AST J.P. Morgan Global Thematic Portfolio
0.0056%
$200,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0378%
$1,359,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ST JUDE MEDICAL INC	790849AL7
Trade Date
9/14/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Mitsubishi UFJ Securities (USA),
Inc., Wells Fargo Securities, LLC, U.S. Bancorp
Investments, Inc..  Mizuho Securities USA Inc.,
TD Securities (USA) LLC,  BNP Paribas
Securities Corp., SMBC Nikko Securities
America, Inc., The Williams Capital Group L.P.,
SunTrust Robinson Humphrey, Inc., PNC Capital
Markets LLC, Fifth Third Securities, Inc.,  KBC
Securities USA, Inc., UniCredit Capital Markets
LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMI
Data Technology
Healthcare
Date of First Offering:
9/14/2015
Ratings:
Baa2	A-	A-
Maturity Date:
9/15/2018
Coupon:
2.000%
Unit Price:
$99.759
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.07%
Yield to Maturity:
2.08%
Principal Amount of Offering:
$498,795,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
25.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0770%
$384,072.15
 AST BlackRock Low Duration Bond Portfolio
0.4280%
$2,134,842.60
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.5050%
$2,518,914.75
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.5050%
$2,518,914.75












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ST JUDE MEDICAL INC	790849AM5
Trade Date
9/14/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Mitsubishi UFJ Securities (USA),
Inc., Wells Fargo Securities, LLC, U.S. Bancorp
Investments, Inc..  Mizuho Securities USA Inc.,
TD Securities (USA) LLC,  BNP Paribas
Securities Corp., SMBC Nikko Securities
America, Inc., The Williams Capital Group L.P.,
SunTrust Robinson Humphrey, Inc., PNC Capital
Markets LLC, Fifth Third Securities, Inc.,  KBC
Securities USA, Inc., UniCredit Capital Markets
LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMI
Data Technology
Healthcare
Date of First Offering:
9/14/2015
Ratings:
Baa2	A-	A-
Maturity Date:
9/15/2020
Coupon:
2.800
Unit Price:
99.954
Underwriting Spread per Unit:
0.600 %
Gross Spread as a % of Price:
0.600 %
Yield:
2.80
Yield to Maturity:
2.81
Principal Amount of Offering:
$499,770,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
15.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio
0.1566%
$782,639.82



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1566%
$782,639.82
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ST JUDE MEDICAL INC	790849AN3
Trade Date
9/14/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Mitsubishi UFJ Securities (USA),
Inc., Wells Fargo Securities, LLC, U.S. Bancorp
Investments, Inc..  Mizuho Securities USA Inc.,
TD Securities (USA) LLC,  BNP Paribas
Securities Corp., SMBC Nikko Securities
America, Inc., The Williams Capital Group L.P.,
SunTrust Robinson Humphrey, Inc., PNC Capital
Markets LLC, Fifth Third Securities, Inc.,  KBC
Securities USA, Inc., UniCredit Capital Markets
LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMI
Sector or Industry:
Healthcare
Date of First Offering:
9/14/2015
Ratings:
Baa2	A-	A-
Maturity Date:
9/15/2025
Coupon:
3.875%
Unit Price:
$99.616
Underwriting Spread per Unit:
0.650 %
Gross Spread as a % of Price:
0.652%
Yield:
3.92%
Yield to Maturity:
3.92%
Principal Amount of Offering:
$498,080,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
12.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0330%
$164,366.40
 AST BlackRock/Loomis Sayles Bond Portfolio
0.0502%
$250,036.16
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0832%
$414,402.56
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0832%
$414,402.56














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
THE WALT DISNEY COMPANY 25468PDE3
Trade Date
09/14/2015
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
BNP Paribas Securities Corp.
Merrill Lynch, Pierce, Fenner & Smith,
Incorporated
Lloyds Securities Inc.
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.
Guzman & Company
Lebenthal & Co., LLC
Samuel A. Ramirez & Company, Inc.
Siebert Brandford Shank & Co., L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
SERVICES
Date of First Offering:
09/14/2015
Ratings:
SP:A/ MD:A2/ FT:A
Maturity Date:
09/17/2020
Coupon:
2.1500%
Unit Price:
$99.750
Underwriting Spread per Unit:
0.3500
Gross Spread as a % of Price:
0.3509%
Yield:
2.1550%
Yield to Maturity:
2.1900%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
13.3334%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
..1700%
$1,271,812.50



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
..1700%
$1,271,812.50












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UDR Inc (UDR 4.00% 10/01/25) Cusip 90265EAK6
Trade Date
09/15/2015
List of Underwriters
J.P. Morgan, Morgan Stanley, BofA Merrill Lynch,
Wells Fargo Securities, Credit Suisse, PNC Capital
Markets LLC, Regions Securities LLC, US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Real Estate
Date of First Offering:
09/15/2015
Ratings:
Moody's Baa1; S&P BBB+; Composite BBB+
Maturity Date:
10/01/2025
Coupon:
4.00
Unit Price:
$99.770
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.625%
Yield:
3.981%
Yield to Maturity:
3.941%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.19%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0150%
$44,897
AST J.P Morgan Strategic Opportunities Portfolio
0.0449%
$134,690



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0599%
$179,587





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kentucky Utilities Company (PPL 4.375% 10/01/45)
Cusip 491674BL0
Trade Date
09/21/2015
List of Underwriters
J.P. Morgan, Morgan Stanley, MUFG, UBS Investment
Bank, BNY Mellon Capital Markets, LLC, CIBC,
Credit Suisse, SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Utilities
Date of First Offering:
09/21/2015
Ratings:
Moody's A1; S&P A; Composite A
Maturity Date:
10/01/2045
Coupon:
4.375
Unit Price:
$99.917
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.288%
Yield to Maturity:
4.253%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.75%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0719%
$179,851
AST J.P. Morgan Global Thematic Portfolio
0.0100%
$24,979



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0819%
$204,830





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Louisville Gas and Electric Company (PPL 4.375%
10/01/45)
Cusip 546676AX5
Trade Date
09/21/2015
List of Underwriters
BNP PARIBAS, Goldman, Sachs & Co., J.P. Morgan,
Mizuho Securities, CIBC, PNC Capital Markets LLC,
SunTrust Robinson Humphrey, US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BNP Paribas Securities Corp
Sector or Industry:
Utilities
Date of First Offering:
09/21/2015
Ratings:
Moody's A1; S&P A; Composite A
Maturity Date:
10/01/2045
Coupon:
4.375
Unit Price:
$99.917
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.332%
Yield to Maturity:
4.314%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.18%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0360%
$89,925
AST J.P. Morgan Global Thematic Portfolio
0.0040%
$9,992



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0400%
$99,917



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tempur Sealy International, Inc. (TPX 5.625%
10/15/23 144A)
Cusip 88023UAC5
Trade Date
09/21/2015
List of Underwriters
Fifth Third Securities Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Wells Fargo Securities LLC,
Barclays Capital
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Home & Office Products Manufacturing
Date of First Offering:
09/21/2015
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
10/15/23
Coupon:
5.625%
Unit Price:
$100
Underwriting Spread per Unit:
1.38
Gross Spread as a % of Price:
1.38%
Yield:
5.461%
Yield to Maturity:
5.029%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
9.47%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1200%
$540,000
AST J.P. Morgan Global Thematic Portfoli
0.0251%
$113,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1451%
$653,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UBS GROUP FUNDING 90351DAB3
Trade Date
09/21/2015
List of Underwriters
UBS Securities LLC
Academy Securities Inc.
Apollo Global Securities, LLC
BMO Capital Markets Corp.
BNY Mellon Capital Markets,
LLC
Capital One Securities, Inc.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Desjardins Securities Inc.
Drexel Hamilton, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Mischler Financial Group
Merrill Lynch, Pierce, Fenner &
Smith Inc
Morgan Stanley & Co. LLC
National Bank Of Canada Financial
Inc.
RBC Capital Markets, LLC
Regions Bank
Scotia Capital (USA) Inc.
Suntrust Robinson Humphrey, Inc.
TD Securities USA LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
UBS SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
9/21/2015
Ratings:
SP:BBB+/ MD:Baa3/ FT:A
Maturity Date:
9/24/2025
Coupon:
4.1250%
Unit Price:
$99.813
Underwriting Spread per Unit:
0.4500
Gross Spread as a % of Price:
..4508%
Yield:
4.1330%
Yield to Maturity:
4.4180%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.8800%



LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0600%
$1,497,195.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0600%
$1,497,195.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Building Materials Corporation of America (BMCAUS
6.00% 10/15/25 144A) Cusip 120111BN8
Trade Date
09/22/2015
List of Underwriters
BofA Merrill Lynch, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., JPMorgan, Wells
Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Construction Materials Manufacturing
Date of First Offering:
09/22/15
Ratings:
Moody's Ba2; S&P BB+; Composite BB
Maturity Date:
10/15/2025
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.50
Gross Spread as a % of Price:
0.50%
Yield:
5.769%
Yield to Maturity:
5.371%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.91%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0286%
$315,000
AST J.P. Morgan Global Thematic Portfolio
0.0041%
$45,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0327%
$360,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Orbital ATK, Inc. (OA 5.50% 10/01/23 144A)
Cusip 68557NAB9
Trade Date
09/22/2015
List of Underwriters
Citigroup Global Markets Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Mitsubishi UFJ Securities USA
Inc., SunTrust Robinson Humphrey, US Bancorp,
Wells Fargo Securities LLC, Fifth Third Securities
Inc., KeyBanc Capital Markets, PNC Capital
Markets, Regions Securities LLC, SMBC Nikko
Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Aerospace & Defense
Date of First Offering:
09/22/2015
Ratings:
Moody's Ba3, S&P BB, Fitch BB+, Composite BB
Maturity Date:
10/01/2023
Coupon:
5.50
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.301%
Yield to Maturity:
4.759%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.14%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0375%
$150,000
AST J.P. Morgan Global Thematic Portfolio
0.0038%
$15,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0413%
$165,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SYSCO CORPORATION	871829AX5
Trade Date
9/23/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities
LLC, TD Securities (USA) LLC, Wells Fargo
Securities, LLC, HSBC Securities (USA) Inc.,
U.S. Bancorp Investments, Inc., PNC Capital
Markets LLC, Santander Investment Securities
Inc., The Williams Capital Group, L.P., BB&T
Capital Markets, a division of BB&T Securities,
LLC, Comerica Securities, Inc., BNY Mellon
Capital Markets, LLC, Rabo Securities USA, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
GOLDMAN SACHS & CO.
Sector or Industry:
Food and Beverage
Date of First Offering:
9/23/2015
Ratings:
A2	A-	NR
Maturity Date:
10/1/2020
Coupon:
2.600%
Unit Price:
$99.809
Underwriting Spread per Unit:
0.350 %
Gross Spread as a % of Price:
0.350 %
Yield:
2.63%
Yield to Maturity:
2.85%
Principal Amount of Offering:
$748,567,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0413%
$309,407.90
 AST BlackRock/Loomis Sayles Bond Portfolio
0.0765%
$572,903.66
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1179%
$882,311.66
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1179%
$882,311.66














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SYSCO CORPORATION	871829AZ0
Trade Date
9/23/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities
LLC, TD Securities (USA) LLC, Wells Fargo
Securities, LLC, HSBC Securities (USA) Inc.,
U.S. Bancorp Investments, Inc., PNC Capital
Markets LLC, Santander Investment Securities
Inc., The Williams Capital Group, L.P., BB&T
Capital Markets, a division of BB&T Securities,
LLC, Comerica Securities, Inc., BNY Mellon
Capital Markets, LLC, Rabo Securities USA, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Data Technology
Food and Beverage
Date of First Offering:
9/23/2015
Ratings:
A2	A-	NR
Maturity Date:
10/1/2025
Coupon:
3.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.75%
Yield to Maturity:
3.75%
Principal Amount of Offering:
$750,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0460%
$345,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion]
0.0460%
$345,000.00

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Beacon Roofing Supply, Inc. (BECN 6.375% 10/01/23
144A)
Cusip 073685AA7
Trade Date
09/24/2015
List of Underwriters
BofA Merrill Lynch, Citigroup Global Markets,
JPMorgan, SunTrust Robinson Humphrey, Wells Fargo
Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Retail-Consumer Discretionary
Date of First Offering:
09/24/2015
Ratings:
Moody's B3; S&P B+; Composite B
Maturity Date:
10/01/2023
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
6.043%
Yield to Maturity:
5.272%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.89%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1047%
$314,000
AST J.P. Morgan Global Thematic Portfolio
0.0137%
$41,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1184%
$355,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Blue Cube Spinco Inc (OLN 9.75% 10/15/23 144A)
Cusip 095370AA0
Trade Date
09/24/2015
List of Underwriters
BofA Merrill Lynch, Barclays Capital, Citigroup
Global Markets Inc., Goldman Sachs, JPMorgan, PNC
Securities Corp, Wells Fargo Securities LLC,
Mitsubishi UFJ Securities USA Inc., Mizuho
Securities USA Inc., Santander Investment
Securities, SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Chemicals
Date of First Offering:
09/24/2015
Ratings:
Moody's Ba1; S&P BB+; Composite BB+
Maturity Date:
10/01/2023
Coupon:
9.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
9.004%
Yield to Maturity:
8.081%
Principal Amount of Offering:
$720,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.70%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1113%
$801,000
AST J.P. Morgan Global Thematic Portfolio
0.0154%
$111,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1267%
$912,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Blue Cube Spinco Inc (OLN 10.00% 10/15/25 144A)
Cusip 095370AC6
Trade Date
09/24/2015
List of Underwriters
BofA Merrill Lynch, Barclays Capital, Citigroup
Global Markets Inc., Goldman Sachs, JPMorgan, PNC
Securities Corp, Wells Fargo Securities LLC,
Mitsubishi UFJ Securities USA Inc., Mizuho
Securities USA Inc., Santander Investment
Securities, SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Chemicals
Date of First Offering:
09/24/2015
Ratings:
Moody's Ba1; S&P BB+; Composite BB+
Maturity Date:
10/01/2025
Coupon:
10.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
9.153%
Yield to Maturity:
8.372%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1200%
$600,000
AST J.P. Morgan Global Thematic Portfolio
0.0166%
$83,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1366%
$683,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Iron Mountain Inc (IRM 6.00% 10/01/20 144A)
Cusip 46284VAA9
Trade Date
09/24/2015
List of Underwriters
BofA Merrill Lynch, Barclays Bank PLC, Credit
Agricole Indosuez (UK), Goldman Sachs, HSBC
Securities, JPMorgan, Morgan Stanley, PNC Bank,
Wells Fargo Securities LLC, Mitsubishi UFJ
Financial, Scotia Capital Inc., Stifel Nicolaus &
Co Inc., SunTrust Robinson Humphrey, TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
09/24/2015
Ratings:
Moody's Ba3; S&P B+; Composite B+
Maturity Date:
10/01/20
Coupon:
6.00%
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.766%
Yield to Maturity:
4.834%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.10%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0806%
$806,000
AST J.P. Morgan Global Thematic Portfolio
0.0105%
$105,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0911%
$911,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Neptune Finco Corp (NEFICO 6.625% 10/15/25 144A)
Cusip 64072TAC9
Trade Date
09/25/2015
List of Underwriters
Barclays Capital, BNP Paribas Securities Corp,
Credit Agricole Corporate & Investments, Deutsche
Bank Securities Inc., JPMorgan, RBC Capital
Markets LLC, Scotia Capital USA Inc., Societe
Generale, TD Securities USA LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Cable & Satellite
Date of First Offering:
09/25/2015
Ratings:
Moody's Ba1; S&P BB-; Composite BB
Maturity Date:
10/15/2025
Coupon:
6.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.40
Gross Spread as a % of Price:
1.40%
Yield:
6.420%
Yield to Maturity:
6.102%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.15%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio ( J.P. Morgan sleeve)
0.0891%
$891,000
AST J.P. Morgan Global Thematic Portfolio
0.0200%
$200,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1091%
$1,091,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Surgery Partners, Inc. (SRGY)    86881A100
Trade Date
10/1/2015
List of Underwriters
BofA Merrill Lynch, Goldman, Jeffries,
Citigroup, Morgan Stanley, Credit Suisse,
Raymond James, RBC Capital Markets, Stifel
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley (MSCO)
Sector or Industry:
Surgical Facilities
Date of First Offering:
10/1/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$19.00
Underwriting Spread per Unit:
1.0925
Gross Spread as a % of Price:
5.75%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$271,415,000.00
Subordination Features:
N/A
Years of Continued Operation:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.75%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Growth Portfolio - Eagle sleeve
0.8467%
$2,298,316.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.8467%
$2,298,316.00























10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Pure Storage Inc 74624M102
Trade Date
10/06/2015
List of Underwriters
Morgan Stanley & Co. LLC
Goldman, Sachs & Co.
Barclays Capital Inc.
Allen & Company LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Pacific Crest Securities, a division of KeyBanc
Capital Markets Inc.
Stifel, Nicolaus & Company, Incorporated
Raymond James & Associates, Inc.
Evercore Group L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Technology
Date of First Offering:
10/06/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$17.00
Underwriting Spread per Unit:
$1.02
Gross Spread as a % of Price:
6.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$425,000,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.2784%
$1,183,115.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2784%
$1,183,115.00















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
General Motors Financial Company, Inc. (GM 3.10%
01/15/19); Cusip 37045XBB1
Trade Date
10/07/2015
List of Underwriters
BofA Merrill Lynch, Deutsche Bank Securities, J.P.
Morgan, Lloyds Securities, Societe Generale
Corporate & Investment Banking, BNY Mellon Capital
Markets, LLC, C.L. King & Associates, Itau BBA,
Great Pacific Securities, Santander, Siebert
Brandford Shank & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
10/07/2015
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-; DBRS BBBL
Maturity Date:
01/15/2019
Coupon:
3.10%
Unit Price:
$99.954
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.2501%
Yield:
3.099%
Yield to Maturity:
3.085%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.44%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0237%
$354,837
AST J.P. Morgan Strategic Opportunities Portfolio
0.0653%
$979,549



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0890%
$1,334,386

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Scotts Miracle-Gro Co (SMG 6.00% 10/15/23 144A);
Cusip 810186AL0
Trade Date
10/07/2015
List of Underwriters
JPMorgan, Merrill Lynch Pierce Fenner, Wells Fargo Securities LLC, BB&T Capital Markets, BBVA
Securities Inc., Fifth Third Securities Inc.,
Mizuho Securities USA Inc., Rabo Securities USA
Inc., RBS Securities Inc., Scotia Capital USA
Inc., SMBC Nikko Securities America, TD Securities
USA LLC, US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Home Improvement
Date of First Offering:
10/07/15
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
10/15/2023
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.742%
Yield to Maturity:
5.098%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.57%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0250%
$100,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0918%
$367,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1168%
$467,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Welltower Inc. (HCH 4.00% 06/01/25)
Cusip 42217KBF2
Trade Date
10/09/15
List of Underwriters
BofA Merrill Lynch, Citigroup, Credit Agricole
CIB, Goldman, Sachs & Co., Jefferies J.P. Morgan,
Morgan Stanley, UBS Investment Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
10/09/2015
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB+; Composite BBB
Maturity Date:
06/01/2025
Coupon:
4.00%
Unit Price:
$97.750
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.665%
Yield:
4.049%
Yield to Maturity:
4.156%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.69%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0196%
$97,750
AST J.P. Morgan Strategic Opportunities Portfolio
0.0596%
$298,138



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0792%
$395,888


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mizuho Bank Ltd (Mizuho 2.70% 10/20/20 144A)
Cusip 60688XAW0
Trade Date
10/13/2015
List of Underwriters
Goldman Sachs, JPMorgan, Merrill Lynch Pierce
Fenner, Mizuho Securities USA Inc., Deutsche Bank
Securities Inc., HSBC Securities, BNP Paribas,
Citigroup Global Markets Inc., Barclays Capital,
Credit Suisse Securities USA LLC, Daiwa Capital
Markets America, ING Bank NV/Singapore, KKR
Capital Markets LLC, UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Mizuho Securities
Sector or Industry:
Banks
Date of First Offering:
10/13/2015
Ratings:
Moody's A1; S&P A; Composite A
Maturity Date:
10/20/20
Coupon:
2.70%
Unit Price:
$99.994
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.693%
Yield to Maturity:
2.638%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.13%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0430%
$429,974
AST J.P. Morgan Strategic Opportunities Portfolio
0.1190%
$1,189,929



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1620%
$1,619,903



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BHP BILLITON FINANCE 055451AW8
Trade Date
10/14/2015
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
Basic Materials
Date of First Offering:
10/14/2015
Ratings:
SP:A-/ MD:A3/ FT:A-
Maturity Date:
10/19/2075
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.5
Gross Spread as a % of Price:
0.5%
Yield:
6.25%
Yield to Maturity:
6.25%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.2001%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1075%
$1,075,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1075%
$1,075,000.00



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
FIRST DATA CORPORATION 32008D106
Trade Date
10/14//2015
List of Underwriters
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
KKR Capital Markets LLC
Deutsche Bank Securities Inc.
Credit Suisse Securities (USA) LLC
PNC Capital Markets LLC
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
HSBC Securities (USA) Inc.
Barclays Capital Inc.
Goldman, Sachs & Co.
Mizuho Securities USA Inc.
Allen & Company LLC
BBVA Securities Inc.
Cowen and Company, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Business/Consumer Services
Date of First Offering:
10/14/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$16.000
Underwriting Spread per Unit:
0.52%
Gross Spread as a % of Price:
3.25%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$2,560,000,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.25%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.2030%
$5,196,656.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2030%
$5,196,656.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
21st Century Fox America (FOXA 3.70% 10/15/25
144A)
Cusip 90131HBU8
Trade Date
10/14/2015
List of Underwriters
Citigroup Global Markets Inc., Deutsche Bank
Securities Inc., Goldman Sachs Group Inc.,
JPMorgan, Merrill Lynch Pierce Fenner, Morgan
Stanley & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co.
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
10/14/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
10/15/2025
Coupon:
3.70%
Unit Price:
$99.762
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.451%
Yield:
3.695%
Yield to Maturity:
3.684%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0108%
$64,845
AST J.P. Morgan Strategic Opportunities Portfolio
0.0258%
$154,631



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0366%
$219,476


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
21st Century Fox America (FOXA 4.95% 10/15/45
144A)
Cusip 90131HBX2
Trade Date
10/14/2015
List of Underwriters
Citigroup Global Markets Inc., Deutsche Bank
Securities Inc., Goldman Sachs Group Inc.,
JPMorgan, Merrill Lynch Pierce Fenner, Morgan
Stanley & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co.
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
10/14/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
10/15/2045
Coupon:
4.95%
Unit Price:
$99.367
Underwriting Spread per Unit:
0.880
Gross Spread as a % of Price:
0.885%
Yield:
4.880%
Yield to Maturity:
4.857%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.06%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0099%
$39,747
AST J.P. Morgan Strategic Opportunities Portfolio
0.0261%
$104,335



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0360%
$144,082

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                             CSX CORP
126408HD8
Trade Date
10/15/2015
List of Underwriters
Citigroup Global Markets Inc., J.P. Morgan
Securities LLC, Morgan Stanley & Co. LLC,
Credit Suisse Securities (USA) LLC, Mizuho
Securities USA Inc., UBS Securities LLC,
Mitsubishi UFJ Securities (USA), Inc., The
Williams Capital Group, L.P., PNC Capital
Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc
Sector or ndustry
Railroads
Date of First Offering:
10/15/2015
Ratings:
Baa1	BBB+	NR
Maturity Date:
11/1/2025
Coupon:
3.350%
Unit Price:
$99.763
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
3.34%
Yield to Maturity:
3.38%
Principal Amount of Offering:
$598,578,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Low Duration Bond Portfolio
0.0663%
$397,056.74



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0663%
$397,056.74


























10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AerCap Ireland Capital Limited & AerCap Global
Aviation Trust (AER 4.625% 10/30/20); Cusip
00772BAQ4
Trade Date
10/16/2015
List of Underwriters
BofA Merrill Lynch, Citigroup, Credit Agricole
CIB, Morgan Stanley, Barclays, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
J.P. Morgan, Mizuho Securities, RBC Capital
Markets, UBS Investment Bank, Wells Fargo
Securities, BNP PARIBAS, Fifth Third Securities,
HSBC, Scotiabank, SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Commercial Finance
Date of First Offering:
10/16/2015
Ratings:
Moody's Ba2; S&P BB+; Fitch BB+; Composite BB
Maturity Date:
10/30/2020
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.825%
Gross Spread as a % of Price:
0.825%
Yield:
4.479%
Yield to Maturity:
3.886%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.55%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0150%
$150,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0320%
$320,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0470%
$470,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GOLDMAN SACHS GROUP INC/THE      38141GVR2
Trade Date
10/16/2015
List of Underwriters
Goldman, Sachs & Co., ABN AMRO Securities (USA)
LLC, BBVA Securities Inc., BNY Mellon Capital
Markets, LLC, Capital One Securities, Inc.,
Commerz Markets LLC, DBS Bank Ltd., Fifth Third
Securities, Inc., ING Financial Markets LLC,
KeyBanc Capital Markets Inc., Lloyds Securities
Inc., Mizuho Securities USA Inc., Natixis
Securities Americas LLC, PNC Capital Markets
LLC, RBC Capital Markets, LLC, RBS Securities
Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC Nikko
Securities America, Inc., Standard Chartered
Bank, SunTrust Robinson Humphrey, Inc., TD
Securities (USA) LLC, U.S. Bancorp Investments,
Inc., Drexel Hamilton, LLC, Loop Capital
Markets, LLC, Mischler Financial Group, Inc.,
Siebert Brandford Shank & Co., L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman, Sachs & Co.
Sector or ndustry
Banking
Date of First Offering:
10/16/2015
Ratings:
Baa2	BBB-	A-
Maturity Date:
10/21/2025
Coupon:
4.250%
Unit Price:
99.300
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.446%
Yield:
4.24%
Yield to Maturity:
4.34%
Principal Amount of Offering:
$1,986,000,000.00
Subordination Features:
SUB
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.750%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0157%
$312,795.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0157%
$312,765.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
        GOLDMAN SACHS GROUP INC/THE
38141GVP6
Trade Date
10/16/2015
List of Underwriters
Goldman, Sachs & Co., ABN AMRO Securities (USA)
LLC, BBVA Securities Inc., BNY Mellon Capital
Markets, LLC, Capital One Securities, Inc.,
Commerz Markets LLC, DBS Bank Ltd., Fifth Third
Securities, Inc., ING Financial Markets LLC,
KeyBanc Capital Markets Inc., Lloyds Securities
Inc., Mizuho Securities USA Inc., Natixis
Securities Americas LLC, PNC Capital Markets
LLC, RBC Capital Markets, LLC, RBS Securities
Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC Nikko
Securities America, Inc., Standard Chartered
Bank, SunTrust Robinson Humphrey, Inc., TD
Securities (USA) LLC, U.S. Bancorp Investments,
Inc., Drexel Hamilton, LLC, Loop Capital
Markets, LLC, Mischler Financial Group, Inc.,
Siebert Brandford Shank & Co., L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman, Sachs & Co.
Sector or ndustry
Banking
Date of First Offering:
10/16/2015
Ratings:
A3	BBB+	A
Maturity Date:
9/15/2020
Coupon:
2.750%
Unit Price:
$100.341
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.351%
Yield:
2.65%
Yield to Maturity:
2.67%
Principal Amount of Offering:
$752,557,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST BlackRock Low Duration Bond
Portfolio
0.0740%
$556,892.55



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0740%
$556,892.55











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GOLDMAN SACHS GROUP INC/THE      38141GVS0
Trade Date
10/16/2015
List of Underwriters
Goldman, Sachs & Co., ABN AMRO Securities (USA)
LLC, BBVA Securities Inc., BNY Mellon Capital
Markets, LLC, Capital One Securities, Inc.,
Commerz Markets LLC, DBS Bank Ltd., Fifth Third
Securities, Inc., ING Financial Markets LLC,
KeyBanc Capital Markets Inc., Lloyds Securities
Inc., Mizuho Securities USA Inc., Natixis
Securities Americas LLC, PNC Capital Markets
LLC, RBC Capital Markets, LLC, RBS Securities
Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC Nikko
Securities America, Inc., Standard Chartered
Bank, SunTrust Robinson Humphrey, Inc., TD
Securities (USA) LLC, U.S. Bancorp Investments,
Inc., Drexel Hamilton, LLC, Loop Capital
Markets, LLC, Mischler Financial Group, Inc.,
Siebert Brandford Shank & Co., L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman, Sachs & Co.
Sector or ndustry
Banking
Date of First Offering:
10/16/2015
Ratings:
A3	BBB+	A
Maturity Date:
10/21/2045
Coupon:
4.750%
Unit Price:
99.084%
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.866%
Yield:
4.75%
Yield to Maturity:
4.81%
Principal Amount of Offering:
$1,733,970,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.285%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST BlackRock/Loomis Sayles Bond
Portfolio
0.0417%
$724,304.04



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0417%
$724,304.04










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                         JARDEN CORP
471109AN8
Trade Date
10/21/2015
List of Underwriters
Barclays Capital Inc., Credit Suisse Securities
(USA) LLC., UBS Securities LLC, Wells Fargo
Securities, LLC, Credit Agricole Securities
(USA) Inc., RBC Capital Markets, LLC.., HSBC
Securities (USA) Inc., PNC Capital Markets LLC,
SunTrust Robinson Humphrey, Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc
Sector or Industry
Consumer Products
Date of First Offering:
10/21/2015
Ratings:
Ba3	BB	NR
Maturity Date:
11/15/2023
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
4.98%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$300,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0490%
$147,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0490%
$147,000.00


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Coca-Cola Company (KO 1.875% 10/27/20)
Cusip 191216BT6
Trade Date
10/22/2015
List of Underwriters
Citigroup, J.P. Morgan, Wells Fargo Securities,
Deutsche Bank Securities, Guzman & Company, Loop
Capital Markets, RBC Capital Markets, SunTrust
Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Food & Beverage
Date of First Offering:
10/22/2015
Ratings:
Moody's Aa3; S&P AA; Fitch A+; Composite AA-
Maturity Date:
10/27/20
Coupon:
1.875
Unit Price:
$99.824
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
1.882%
Yield to Maturity:
1.952%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.36%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0143%
$214,622
AST J.P. Morgan Strategic Opportunities Portfolio
0.0413%
$618,909



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0556%
$833,531


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CAPITAL ONE FINANCIAL CO 14040HBJ3
Trade Date
10/26/2015
List of Underwriters
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Capital One Securities Inc.
Goldman, Sachs & Co.
RBC Capital Markets, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Credit Suisse Securities (USA) LLC
Sector or Industry:
Finance
Date of First Offering:
10/26/2015
Ratings:
SP:BBB-/ MD:Baa1/ FT:BBB+
Maturity Date:
10/29/2025
Coupon:
4.2%
Unit Price:
99.992
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.4500%
Yield:
4.2%
Yield to Maturity:
4.2%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Sr Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.8667%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.1033%
$1,549,876.00
AST Goldman Sachs Multi-Asset Portfolio
0.1650%
$2,474,802.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2683%
$4,024,678.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2683%
$4,024,678.00















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORP 863667AH4
Trade Date
10/26/2015
List of Underwriters
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
BNP Paribas Securities Corp.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
PNC Capital Markets LLC
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Healthcare
Date of First Offering:
10/26/2015
Ratings:
SP:A+/ MD:A3/ FT:NA
Maturity Date:
11/01/2025
Coupon:
3.375%
Unit Price:
$99.991
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.6501%
Yield:
3.375%
Yield to Maturity:
3.4%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1833%
$1,374,876.25



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI]
0.1833%
$1,374,876.25









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
      STRYKER CORPORATION	 863667AH4
Trade Date
10/26/2015
List of Underwriters
Barclays Capital Inc., Citigroup Global Markets
Inc., Goldman Sachs & Co., BNP Paribas
Securities Corp., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Mizuho Securities USA Inc.,
Morgan Stanley & Co. LLC, Wells Fargo
Securities, LLC, HSBC Securities (USA) Inc.,
Mitsubishi UFJ Securities (USA), Inc., PNC
Capital Markets LLC, U.S. Bancorp Investments,
Inc., The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
GOLDMAN SACHS & CO.
Sector or ndustry
Pharmaceuticals
Date of First Offering:
10/26/2015
Ratings:
A3	A+	NR
Maturity Date:
11/1/2025
Coupon:
3.375%
Unit Price:
$99.991
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.649%
Yield:
3.37%
Yield to Maturity:
3.56%
Principal Amount of Offering:
$749,932,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0386%
$289,973.90
AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0478%
$358,967.69
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0865%
648,941.59
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0865%
648,941.59















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
         UNION PACIFIC CORPORATION
907818EF1
Trade Date
10/26/2015
List of Underwriters
Barclays Capital Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC,
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities LLC,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., SunTrust Robinson
Humphrey, Inc., U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC, BNY Mellon Capital
Markets, LLC, Loop Capital Markets LLC, Mizuho
Securities USA Inc., PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc.
Sector or Industry
Railroads
Date of First Offering:
10/26/2015
Ratings:
A3	A	NR
Maturity Date:
11/15/2045
Coupon:
4.050%
Unit Price:
$99.533
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.870%
Yield:
4.08%
Yield to Maturity:
3.50%
Principal Amount of Offering:
$497,665,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0202%
$100,528.33



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0202%
 $100,528.33













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
           UNION PACIFIC CORPORATION
907818EF1
Trade Date
10/26/2015
List of Underwriters
Barclays Capital Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC,
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities LLC,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., SunTrust Robinson
Humphrey, Inc., U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC, BNY Mellon Capital
Markets, LLC, Loop Capital Markets LLC, Mizuho
Securities USA Inc., PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc.
Sector or Industry
Railroads
Date of First Offering:
10/26/2015
Ratings:
A3	A	NR
Maturity Date:
11/15/2045
Coupon:
4.050%
Unit Price:
99.533
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.870%
Yield:
4.08%
Yield to Maturity:
3.50%
Principal Amount of Offering:
$497,665,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0202%
$100,528.33



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0202%
 $100,528.33














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ACE INA HOLDINGS INC 00440EAU1
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley & Co. LLC.
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Mitsubishi UFJ Securities (USA),
Inc.
Wells Fargo Securities, LLC
ANZ Securities, Inc.
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lloyds Securities Inc.
RBS Securities Inc.
BNY Mellon Capital Markets,
LLC
Deutsche Bank Securities
Inc.
RBC Capital Markets, LLC
Standard Chartered Bank
BNP Paribas Securities Corp.
Boenning & Scattergood, Inc.
Credit Suisse Securities
(USA) LLC
Drexel Hamilton, LLC
Lebenthal & Co., LLC
Macquarie Capital (USA) Inc.
UBS Securities LLC
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC.
Sector or Industry:
Insurance
Date of First Offering:
10/27/2015
Ratings:
SP:A/ MD:A3/ FT:A
Maturity Date:
11/03/2022
Coupon:
2.875%
Unit Price:
$99.874
Underwriting Spread per Unit:
0.4
Gross Spread as a % of Price:
0.4005%
Yield:
2.879%
Yield to Maturity:
2.9%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.1000 %

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0950%
$948,803.00
AST Goldman Sachs Multi-Asset Portfolio
0.1150%
$1,148,551.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2100%
$2,097,354.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI]
0.2100%
$2,097,354.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ACE INA HOLDINGS INC 00440EAV9
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley & Co. LLC.
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Mitsubishi UFJ Securities (USA),
Inc.
Wells Fargo Securities, LLC
ANZ Securities, Inc.
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lloyds Securities Inc.
RBS Securities Inc.
BNY Mellon Capital Markets,
LLC
Deutsche Bank Securities
Inc.
RBC Capital Markets, LLC
Standard Chartered Bank
BNP Paribas Securities
Corp.
Boenning & Scattergood,
Inc.
Credit Suisse Securities
(USA) LLC
Drexel Hamilton, LLC
Lebenthal & Co., LLC
Macquarie Capital (USA)
Inc.
UBS Securities LLC
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC.
Sector or Industry:
Insurance
Date of First Offering:
10/27/2015
Ratings:
SP:A/ MD:A3/ FT:A
Maturity Date:
05/03/2026
Coupon:
3.35%
Unit Price:
$99.693
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.4514%
Yield:
3.36%
Yield to Maturity:
3.39%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.4001%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0917%
$1,370,778.75



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0917%
$1,370,778.75












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ACE INA Holdings (ACE 2.30% 11/03/20)
Cusip 00440EAT4
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley, J.P. Morgan, Citigroup, MUFG, Wells
Fargo Securities, ANZ Securities, Barclays, BofA
Merrill Lynch, Goldman, Sachs & Co., HSBC, ING,
Lloyds Securities, RBS, BNY Mellon Capital Markets,
LLC, Deutsche Bank Securities, RBC Capital Markets,
Standard Chartered Bank, BNP PARIBAS, Boenning & Scattergood, Inc., Credit Suisse, Drexel Hamilton,
Lebenthal Capital Markets, Macquarie Capital, UBS
Investment Bank, The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Property & Casualty Insurance
Date of First Offering:
10/27/2015
Ratings:
Moody's A3; S&P A; Fitch A; Composite A-
Maturity Date:
11/03/2020
Coupon:
2.30%
Unit Price:
$99.944
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.314%
Yield to Maturity:
2.435%
Principal Amount of Offering:
$1,300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.63%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0042%
$54,969
AST J.P. Morgan Global Thematic Portfolio
0.0165%
$214,880



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0207%
$269,849












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ACE INA Holdings (ACE 2.875% 11/03/22)
Cusip 00440EAU1
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley, J.P. Morgan, Citigroup, MUFG, Wells
Fargo Securities, ANZ Securities, Barclays, BofA
Merrill Lynch, Goldman, Sachs & Co., HSBC, ING,
Lloyds Securities, RBS, BNY Mellon Capital Markets,
LLC, Deutsche Bank Securities, RBC Capital Markets,
Standard Chartered Bank, BNP PARIBAS, Boenning & Scattergood, Inc., Credit Suisse, Drexel Hamilton,
Lebenthal Capital Markets, Macquarie Capital, UBS
Investment Bank, The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Property & Casualty Insurance
Date of First Offering:
10/27/2015
Ratings:
Moody's A3; S&P (P)A; Fitch A; Composite A-
Maturity Date:
11/03/22
Coupon:
2.875%
Unit Price:
$99.874
Underwriting Spread per Unit:
0.400%
Gross Spread as a % of Price:
0.400%
Yield:
2.885%
Yield to Maturity:
2.927%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.55

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0060%
$59,924
AST J.P. Morgan Global Thematic Portfolio
0.0170%
$169,786



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI]
0.0230%
$229,710












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ACE INA Holdings (ACE 4.35% 11/03/45)
Cusip 00440EAW7
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley, J.P. Morgan, Citigroup, MUFG, Wells
Fargo Securities, ANZ Securities, Barclays, BofA
Merrill Lynch, Goldman, Sachs & Co., HSBC, ING,
Lloyds Securities, RBS, BNY Mellon Capital Markets,
LLC, Deutsche Bank Securities, RBC Capital Markets,
Standard Chartered Bank, BNP PARIBAS, Boenning & Scattergood, Inc., Credit Suisse, Drexel Hamilton,
Lebenthal Capital Markets, Macquarie Capital, UBS
Investment Bank, The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Property & Casualty Insurance
Date of First Offering:
10/27/2015
Ratings:
Moody's A3; S&P A; Fitch A; Composite A-
Maturity Date:
11/03/2045
Coupon:
4.35%
Unit Price:
$99.750
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.877%
Yield:
4.297%
Yield to Maturity:
4.275%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.77%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0067%
$99,750
AST J.P. Morgan Global Thematic Portfolio
0.0190%
$284,288



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0257%
$384,038















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
L Brands Inc. (LB 6.875% 11/01/35 144A)
Cusip 501797AK0
Trade Date
10/27/2015
List of Underwriters
Citigroup Global Markets Inc. JPMorgan, Merrill
Lynch Pierce Fenner, HSBC Securities, Wells Fargo
Securities LLC, Huntington Investment Co., KeyBanc
Capital Markets, Mitsubishi UFJ Securities USA
Inc., Mizuho Securities USA Inc., Scotia Capital
USA Inc., Standard Chartered Bank, TD Securities
USA LLC, US Bancorp Investment Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Retail-Consumer Discretionary
Date of First Offering:
10/27/2015
Ratings:
Moody's Ba1; S&P BB+; Fitch BB+; Composite BB+
Maturity Date:
11/01/2035
Coupon:
6.875
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
6.646%
Yield to Maturity:
6.561%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.50%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0200%
$200,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0200%
$200,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Prologis LP (PLD 3.75% 11/01/25)
Cusip 74340XBE0
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs
& Co., Citigroup, J.P. Morgan, Wells Fargo
Securities, SMBC Nikko, MUFG, Mizuho Securities,
HSBC Scotiabank, ING, Credit Agricole CIB, PNC
Capital Markets LLC, US Bancorp, BBVA, RBS,
Regions Securities LLC, BNP PARIBAS
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Real Estate
Date of First Offering:
10/27/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB; Composite BBB
Maturity Date:
11/01/2025
Coupon:
3.75%
Unit Price:
$99.381
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.654%
Yield:
3.750%
Yield to Maturity:
3.751%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.80%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0272%
$203,731
AST J.P. Morgan Global Thematic Portfolio
0.0126%
$94,412



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0398%
$298,143















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                           PROLOGIS LP
74340XBE0
Trade Date
10/27/2015
List of Underwriters
Morgan Stanley & Co. LLC, Goldman, Sachs& Co.,
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, J.P. Morgan Securities LLC,
Citigroup Global Markets Inc., Wells Fargo
Securities, LLC, SMBC Nikko Securities America,
Inc., Mitsubishi UFJ Securities (USA), Inc.,
Mizuho Securities USA Inc., HSBC Securities
(USA) Inc., Scotia Capital (USA) Inc., ING
Financial Markets LLC, Credit Agricole
Securities (USA) Inc., PNC Capital Markets LLC,
U.S. Bancorp Investments, Inc., BBVA Securities
Inc., RBS Securities Inc., Regions Securities
LLC, BNP Paribas Securities Corp.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry
REIT
Date of First Offering:
10/27/2015
Ratings:
Baa1	BBB+	BBB
Maturity Date:
11/1/2025
Coupon:
3.750
Unit Price:
99.381
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.645%
Yield:
3.82
Yield to Maturity:
4.13
Principal Amount of Offering:
$745,357,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.333%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock Sleeve
0.0281%
$209,693.91



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0281%
$209,693.91















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
     TOLL BROTHERS FINANCE CORP.    88947EAR1
Trade Date
10/27/2015
List of Underwriters
Citigroup Global Markets Inc., Deutsche Bank
Securities Inc., Mizuho Securities USA Inc.,
SunTrust Robinson Humphrey, Inc., PNC Capital
Markets LLC, Capital One Securities, Inc., U.S.
Bancorp Investments, Inc., Wells Fargo
Securities, LLC, Comerica Securities, Inc.,
Fifth Third Securities, Inc., Regions
Securities LLC, SMBC Nikko Securities America,
Inc., TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities Inc.
Sector or Industry
Home Construction
Date of First Offering:
10/27/2015
Ratings:
Ba1	BB+	BBB-
Maturity Date:
11/15/2025
Coupon:
4.875
Unit Price:
$100.000
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.87%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$350,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.714%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0457%
$160,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0457%
$160,000.00














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
              FIRST DATA CORPORATION
319963BP8
Trade Date
10/29/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., Morgan Stanley &
Co. LLC, Credit Suisse Securities (USA) LLC,
Barclays Capital Inc., HSBC Securities (USA)
Inc., Mizuho Securities USA Inc., PNC Capital
Markets LLC, SunTrust Robinson Humphrey, Inc.,
Wells Fargo Securities, LLC, KKR Capital
Markets LLC, BBVA Securities Inc., FTN
Financial Securities Corp., KeyBanc Capital
Markets Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or ndustry
Technology
Date of First Offering:
10/29/2015
Ratings:
Caa1	B	CCC+
Maturity Date:
12/1/2023
Coupon:
7.000%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
7.00%
Yield to Maturity:
7.00%
Principal Amount of Offering:
$3,400,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
13.235%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0837%
$2,847,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0837%
$2,847,000.00















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lennar Corporation (LEN 4.875% 12/15/23)
Cusip 526057BW3
Trade Date
10/29/2015
List of Underwriters
Deutsche Bank Securities, Wells Fargo Securities,
BofA Merrill Lynch, Citigroup, J.P. Morgan, Mizuho Securities, Goldman, Sachs & Co., RBC Capital
Markets, Comerica Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Homebuilders
Date of First Offering:
10/29/2015
Ratings:
Moody's Ba2; S&P BB; Fitch BB+; Composite BB
Maturity Date:
12/15/2023
Coupon:
4.875%
Unit Price:
$99.169
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.655%
Yield:
4.851%
Yield to Maturity:
4.795%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.28%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0218%
$87,269
AST J.P. Morgan Global Thematic Portfolio
0.0067%
$26,776



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0285%
$114,045



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc (LVLT 5.375% 01/15/24 144A)
Cusip 527298BJ1
Trade Date
10/29/2015
List of Underwriters
BofA Merrill Lynch, Barclays Capital, Citigroup
Global Markets Inc., Credit Suisse Securities USA
LLC, Goldman Sachs, JPMorgan, Morgan Stanley
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Wireline Telecommunications Services
Date of First Offering:
10/29/2015
Ratings:
Moody's B1; S&P B; Fitch BB; Composite B+
Maturity Date:
01/15/2024
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.351%
Yield to Maturity:
5.273%
Principal Amount of Offering:
$900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.21%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0556%
$500,000
AST J.P. Morgan Global Thematic Portfolio
0.0087%
$78,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0643%
$578,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corporation (MSFT 4.45% 11/03/2045)
Cusip 594918BL7
Trade Date
10/29/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, Barclays, Citigroup, Goldman, Sachs &
Co., HSBC, CastleOak Securities, L.P., Loop
Capital Markets, MFR Securities, Inc., Mischler
Financial Group, Inc., Ramirez & Co., Inc., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo
Sector or Industry:
Software & Services
Date of First Offering:
10/29/2015
Ratings:
Moody's Aaa; S&P AAA; Fitch AA+; Composite AA+
Maturity Date:
11/03/2045
Coupon:
4.45%
Unit Price:
$99.655
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
4.274%
Yield to Maturity:
4.204%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.13%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0299%
$896,895
AST J.P. Morgan Global Thematic Portfolio
0.0116%
$348,793



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0415%
$1,245,688

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corporation (MSFT 2.00% 11/03/2020)
Cusip 594918BG8
Trade Date
10/29/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, Barclays, Citigroup, Goldman, Sachs &
Co., HSBC, CastleOak Securities, L.P., Loop
Capital Markets, MFR Securities, Inc., Mischler
Financial Group, Inc., Ramirez & Co., Inc., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo
Sector or Industry:
Software & Services
Date of First Offering:
10/29/2015
Ratings:
Moody's Aaa; S&P AAA; Fitch AA+; Composite AA+
Maturity Date:
11/03/2020
Coupon:
2.00%
Unit Price:
$99.920
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
1.992%
Yield to Maturity:
1.914%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.61%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0226%
$509,592
AST J.P. Morgan Global Thematic Portfolio
0.0078%
$174,860



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0304%
$684,452

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corporation (MSFT 3.125% 11/03/25)
Cusip 594918BJ2
Trade Date
10/29/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, Barclays, Citigroup, Goldman, Sachs &
Co., HSBC, CastleOak Securities, L.P., Loop
Capital Markets, MFR Securities, Inc., Mischler
Financial Group, Inc., Ramirez & Co., Inc., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo
Sector or Industry:
Software & Services
Date of First Offering:
10/29/2015
Ratings:
Moody's Aaa; S&P AAA; Fitch AA+; Composite AA+
Maturity Date:
11/03/2020
Coupon:
3.125%
Unit Price:
$99.974
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.099%
Yield to Maturity:
3.025%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.54%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0108%
$324,916
AST J.P. Morgan Global Thematic Portfolio
0.0037%
$109,971



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0145%
$434,887
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MICROSOFT CORP 594918BJ2
Trade Date
10/29/2015
List of Underwriters
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Wells Fargo Securities, LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
CastleOak Securities, L.P.
Loop Capital Markets LLC
MFR Securities, Inc.
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Technology
Date of First Offering:
10/29/2015
Ratings:
SP:AAA/ MD:Aaa/ FT:AA+
Maturity Date:
11/03/2025
Coupon:
3.125%
Unit Price:
$99.974
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.4501%
Yield:
3.126%
Yield to Maturity:
3.13%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.2667%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0733%
$2,199,428.00
AST Goldman Sachs Strategic Income Portfolio
0.0208%
$624,837.50
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0941%
$2,824,265.5
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0941%
$2,824,265.5









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HUNTINGTON INGALLS INDUSTRIES INC    446413AH9
Trade Date
11/2/2015
List of Underwriters
J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated Wells Fargo
Securities, LLC, Mizuho Securities USA Inc.,
Scotia Capital (USA) Inc. U.S. Bancorp
Investments, Inc, Capital One Securities, Inc,
Mitsubishi UFJ Securities (USA), Inc, TD
Securities (USA) LLC , BB&T Capital Markets, a
division of BB&T Securities, LLC, Loop Capital
Markets LLC, PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. Morgan Securities LLC
Sector or ndustry
Aerospace/Defense
Date of First Offering:
11/2/2015
Ratings:
Ba2	BB+	BB+
Maturity Date:
11/15/2025
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.750%
Gross Spread as a % of Price:
1.750%
Yield:
5.00%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$600,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
8.333%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0535%
$321,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0535%
$321,000.00
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goodyear Tire & Rubber Company (GT 5.125%
11/15/2023)
Cusip 382550BE0
Trade Date
11/02/2015
List of Underwriters
Goldman, Sachs & Co., Barclays, BNP PARIBAS,
Citigroup, Credit Agricole CIB, Deutsche Bank
Securities, HSBC, J.P. Morgan, BofA Merrill Lynch,
Natixis, UniCredit Capital Markets, Wells Fargo
Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs & Co
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
11/02/2015
Ratings:
Moody's Ba3, S&P BB, Fitch BB-, Composite BB-
Maturity Date:
11/15/2023
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25
Yield:
5.045%
Yield to Maturity:
4.753%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.24%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0615%
$615,000
AST J.P. Morgan Global Thematic Portfolio
0.0085%
$85,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0700%
$700,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0700%
$700,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Goodyear Tire & Rubber  (382550BE0)
Trade Date
11/2/2015
List of Underwriters
Barclays Capital, BNP Paribas, Citigroup Inc,
Credit Agricole Securities, Deutsche Bank
Securities, Goldman Sachs Group, HSBC
Securities, JP Morgan Securities, Bank of
America Merrill Lynch, Natixis/New York NY,
Unicredit Capital Markets Inc, Wells Fargo
Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Co-Manager
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Natixis/New York NY
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
11/2/2015
Ratings:
Ba3/BB/BB-
Maturity Date:
11/15/2023
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.889%
Yield to Maturity:
4.889%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
No
Years of Continued Operation:
3+ years


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.24%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC Fund Name


AST BlackRock/Loomis Sayles Bond Portfolio - Loomis Sayles
sleeve
..2825%
$2,825,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
..2825%
$2,825,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-MOBILE USA INC 87264AAP0
Trade Date
11/02/2015
List of Underwriters
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc. .
J.P. Morgan Securities LLC
Barclays Capital Inc.
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Technology
Date of First Offering:
11/02/2015
Ratings:
SP:BB/ MD:Ba3/ FT:NA
Maturity Date:
01/15/2026
Coupon:
6.5%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.125
Gross Spread as a % of Price:
0.125%
Yield:
6.5%
Yield to Maturity:
6.5%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.2500%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income Portfolio
0.025%
$500,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.025%
$500,000.00



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA Inc (TMuS 6.50% 01/15/26)
Cusip 87264AAP0
Trade Date
11/02/2015
List of Underwriters
Deutsche Bank Securities, Citigroup, J.P. Morgan,
Barclays, Goldman, Sachs & Co., Credit Suisse,
Morgan Stanley, RBC Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Wireless Telecommunications Services
Date of First Offering:
11/02/2015
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
01/15/2026
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.125%
Gross Spread as a % of Price:
0.125
Yield:
6.474%
Yield to Maturity:
6.434%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.35%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0314%
$627,000
AST J.P. Morgan Global Thematic Portfolio
0.0049%
$98,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0363%
$725,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Central Garden & Pet Company (CENT 6.125%
11/15/2023)
Cusip 153527AL0
Trade Date
11/04/2015
List of Underwriters
J.P. Morgan, BofA Merrill Lynch, SunTrust Robinson
Humphrey, BNP PARIBAS, US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Products
Date of First Offering:
11/04/2015
Ratings:
Moody's B2, S&P BB-, Fitch BB-e, Composite B+
Maturity Date:
11/15/2023
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25
Yield:
6.049%
Yield to Maturity:
5.866%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.45%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0263%
$105,000
AST J.P. Morgan Global Thematic Portfolio
0.0038%
$15,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0301%
$120,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0301%
$120,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sabre GLBL Inc  (78573NAB8)
Trade Date
11/4/2015
List of Underwriters
Deutsche Bank Securities Inc, Goldman Sachs
Group Inc, Merrill Lynch Pierce Fenner, Mizuho
Securities USA Inc, Morgan Stanley, Natixis
Securities, TPG Capital
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Eligible 144a
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Sr. Manager
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Natixis Securities
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman Sachs
Sector or Industry:
Software & Services
Date of First Offering:
11/4/2015
Ratings:
Ba3/B+
Maturity Date:
11/15/2023
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1,125%
Yield:
5.327%
Yield to Maturity:
5.327%
Principal Amount of Offering:
$500,000,000
Subordination Features:
No
Years of Continued Operation:
3+ years


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.05%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC Fund Name


AST BlackRock/Loomis Sayles Bond Portfolio - Loomis Sayles
sleeve
..2410%
$1,205,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
..2400%
$1,205,000






















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
        FIRST DATA CORPORATION
32008DAA4
Trade Date
11/5/2015
List of Underwriters
Deutsche Bank Securities Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Citigroup
Global Markets Inc, Morgan Stanley & Co. LLC,
PNC Capital Markets LLC, Credit Suisse
Securities (USA) LLC, HSBC Securities (USA)
Inc, Mizuho Securities USA Inc, SunTrust
Robinson Humphrey, Inc, KKR Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities Inc.
Sector or ndustry
Technology
Date of First Offering:
11/5/2015
Ratings:
B1	BB	BB
Maturity Date:
1/15/2024
Coupon:
5.000%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.00%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering
9.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0599%
$193,000.00
AST BlackRock Global Strategies Portfolio
0.0193%
$599,000.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0792%
$792,000.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0792%
$792,000.00














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
         FIRST DATA CORPORATION
32008DAB2
Trade Date
11/5/2015
List of Underwriters
Deutsche Bank Securities Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Citigroup
Global Markets Inc, Morgan Stanley & Co. LLC,
PNC Capital Markets LLC, Credit Suisse
Securities (USA) LLC, HSBC Securities (USA)
Inc, Mizuho Securities USA Inc, SunTrust
Robinson Humphrey, Inc, KKR Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities Inc.
Sector or ndustry
Technology
Date of First Offering:
11/5/2015
Ratings:
Caa1	B	B
Maturity Date:
1/15/2024
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.75%
Yield to Maturity:
5.75%
Principal Amount of Offering:
$2,200,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
13.636%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1262%
$2,777,000.00
AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0191%
$422,000.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1454%
$3,199,000.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1454%
$3,199,000.00














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Halliburton Company (HAL 2.70% 11/15/2020)
Cusip 406216BF7
Trade Date
11/05/2015
List of Underwriters
BofA Merrill Lynch, Citigroup, Credit Suisse,
Mizuho Securities, Deutsche Bank Securities, HSBC,
Barclays, DNB Markets, J.P. Morgan, MUFG, US
Bancorp, Wells Fargo Securities, Scotiabank, SMBC
Nikko, Standard Chartered Bank, BBVA, Lloyds
Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Credit Suisse Securities
Sector or Industry:
Oil & Gas Services Equipment
Date of First Offering:
11/05/2015
Ratings:
Moody's A2, S&P A, Fitch A-, Composite A
Maturity Date:
11/15/2020
Coupon:
2.70%
Unit Price:
$99.795
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.351
Yield:
2.731%
Yield to Maturity:
2.952%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.80%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0084%
$104,785
AST J.P. Morgan Strategic Opportunities Portfolio
0.0240%
$299,385
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0324%
$404,170
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0324%
$404,170














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Halliburton Company (HAL 5.00% 11/15/2045)
Cusip 406216BK6
Trade Date
11/05/2015
List of Underwriters
BofA Merrill Lynch, Citigroup, Credit Suisse,
Mizuho Securities, Deutsche Bank Securities, HSBC,
Barclays, DNB Markets, J.P. Morgan, MUFG, US
Bancorp, Wells Fargo Securities, Scotiabank, SMBC
Nikko, Standard Chartered Bank, BBVA, Lloyds
Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Credit Suisse Securities
Sector or Industry:
Oil & Gas Services Equipment
Date of First Offering:
11/05/2015
Ratings:
Moody's A2, S&P A, Fitch A-, Composite A-
Maturity Date:
11/15/2045
Coupon:
5.00%
Unit Price:
$99.969
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
5.125%
Yield to Maturity:
5.159%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.46%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0047%
$94,971
AST J.P Morgan Strategic Opportunities Portfolio
0.0137%
$274,915
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0184%
$369,886
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0184%
$369,886


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Shell International Finance B.V. (RDSALN 1.625%
11/10/2018)
Cusip 822582BM3
Trade Date
11/05/2015
List of Underwriters
Citigroup, Deutsche Bank Securities, JPMorgan
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Integrated Oils
Date of First Offering:
11/05/2015
Ratings:
Moody's Aa1, S&P AA-, Fitch AA, Composite AA
Maturity Date:
11/10/2018
Coupon:
1.625%
Unit Price:
$99.671
Underwriting Spread per Unit:
0.10%
Gross Spread as a % of Price:
0.10
Yield:
1.636%
Yield to Maturity:
1.871%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.52%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0179%
$224,260
AST J.P Morgan Strategic Opportunities Portfolio
0.0789%
$986,743
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0968%
$1,211,003
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0968%
$1,211,003















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chevron Corporation (CVX 2.419% 11/17/2020)
Cusip 166764AY6
Trade Date
11/09/2015
List of Underwriters
BARCLAYS, J.P. MORGAN, MORGAN STANLEY, BNP PARIBAS,
BofA MERRILL LYNCH, CITIGROUP, WELLS FARGO SECURITIES,
GOLDMAN, SACHS & CO., HSBC, DEUTSCHE BANK SECURITIES,
MIZUHO SECURITIES, RBC CAPITAL MARKETS, SOCIETE
GENERALE, STANDARD CHARTERED BANK, ANZ SECURITIES,
BBVA,  LOOP CAPITAL MARKETS, SANDLER O'NEILL +
PARTNERS, L.P., SANTANDER, SMBC NIKKO, US BANCORP, THE
WILLIAMS CAPITAL GROUP, L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital
Sector or Industry:
Integrated Oils
Date of First Offering:
11/09/2015
Ratings:
Moody's Aa1, S&P AA, Composite AA
Maturity Date:
11/17/2020
Coupon:
2.419%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.15
Gross Spread as a % of Price:
0.15%
Yield:
2.413%
Yield to Maturity:
2.358%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.86%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0156%
$195,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0452%
$565,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0608%
$760,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0608%
$760,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chevron Corporation (CVX 3.326% 11/17/2025)
Cusip 166764BD1
Trade Date
11/09/2015
List of Underwriters
BARCLAYS, J.P. MORGAN, MORGAN STANLEY, BNP PARIBAS,
BofA MERRILL LYNCH, CITIGROUP, WELLS FARGO SECURITIES,
GOLDMAN, SACHS & CO., HSBC, DEUTSCHE BANK SECURITIES,
MIZUHO SECURITIES, RBC CAPITAL MARKETS, SOCIETE
GENERALE, STANDARD CHARTERED BANK, ANZ SECURITIES,
BBVA,  LOOP CAPITAL MARKETS, SANDLER O'NEILL +
PARTNERS, L.P., SANTANDER, SMBC NIKKO, US BANCORP, THE
WILLIAMS CAPITAL GROUP, L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital
Sector or Industry:
Integrated Oils
Date of First Offering:
11/09/2015
Ratings:
Moody's Aa1, S&P AA, Composite AA
Maturity Date:
11/17/2025
Coupon:
3.326%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.20
Gross Spread as a % of Price:
0.20%
Yield:
3.320%
Yield to Maturity:
3.304%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.14%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0240%
$180,000
AST JPMorgan Strategic Opportunities Portfolio
0.0707%
$530,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0947%
$710,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0947%
$710,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc (HCA 5.875% 02/15/2026)
Cusip 404119BS7
Trade Date
11/09/2015
List of Underwriters
Barclays, BofA Merrill Lynch, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman, Sachs &
Co., J.P. Morgan, Morgan Stanley, RBC Capital
Markets, SunTrust Robinson Humphrey, UBS
Investment Bank, Wells Fargo Securities, Credit
Agricole CIB, Mizuho Securities, Fifth Third
Securities, SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
11/09/2015
Ratings:
Moody's B1, S&P B+, Fitch BB, Composite B+
Maturity Date:
02/15/2026
Coupon:
5.875%
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.840%
Yield to Maturity:
5.786%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.75%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0660%
$660,000
AST J.P. Morgan Global Thematic Portfolio
0.0100%
$100,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0760%
$760,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0760%
$760,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Skandinaviska Enskilda (SEB 2.625% 11/17/2020
144A)
Cusip 83051GAE8
Trade Date
11/09/2015
List of Underwriters
Citigroup Global Markets Inc., JPMorgan, Merrill
Lynch Pierce Fenner, Morgan Stanley, Skandinaviska
Enskilda Banken
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co.
Sector or Industry:
Banks
Date of First Offering:
11/09/2015
Ratings:
Moody's Aa3, S&P A+, Fitch A+, Composite A+
Maturity Date:
11/17/2020
Coupon:
2.625%
Unit Price:
$99.494
Underwriting Spread per Unit:
0.300
Gross Spread as a % of Price:
0.302%
Yield:
2.613%
Yield to Maturity:
2.521%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.47%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0617%
$771,079



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0617%
$771,079
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AstraZeneca PLC (AZN 3.375% 11/16/2025)
Cusip 046353AL2
Trade Date
11/10/2015
List of Underwriters
Barclays, BofA Merrill Lynch, HSBC, Morgan Stanley, Citigroup, Deutsche Bank Securities, J.P. Morgan
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Pharmaceuticals
Date of First Offering:
11/15/2015
Ratings:
Moody's A3, S&P A-, Composite A-
Maturity Date:
11/16/2025
Coupon:
3.375%
Unit Price:
$99.070
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.454%
Yield:
3.382%
Yield to Maturity:
3.397%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.56%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0641%
$1,282,957
AST J.P. Morgan Global Thematic Portfolio
0.0220%
$440,862
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0861%
$1,723,819
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0861%
$1,723,819















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Consolidated Edison Company of NY, Inc. (ED 4.50%
12/01/2045)
Cusip 209111FG3
Trade Date
11/12/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, MUFG, KeyBanc Capital Markets, US
Bancorp, CIBC Capital Markets, SMBC Nikko, Loop
Capital Markets, Ramirez & Co., Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Utilities
Date of First Offering:
11/12/2015
Ratings:
Moody's A2, S&P A-, Fitch A-, Composite A-
Maturity Date:
12/01/2045
Coupon:
4.50%
Unit Price:
$99.900
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.374%
Yield to Maturity:
4.325%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.96

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0945%
$614,385
AST J.P. Morgan Global Thematic Portfolio
0.0407%
$264,735
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1352%
$879,120
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1352%
$879,120















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TeamHealth Inc (TMH 7.25% 12/15/2023 144A)
Cusip 87815VAG8
Trade Date
11/13/2015
List of Underwriters
BofA Merrill Lynch, Barclays Capital, Citigroup
Global Markets Inc., Goldman Sachs, JPMorgan, RBS
Securities Corp, BBVA Securities Inc., BMO Capital
Markets Corp, Fifth Third Securities Inc., KeyBanc
Capital Markets, Mitsubishi UFJ Securities USA
Inc., Mizuho Securities USA Inc., Regions Financial
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Services
Date of First Offering:
11/13/2015
Ratings:
Moody's B2, S&P B, Composite B
Maturity Date:
12/15/2023
Coupon:
7.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
6.938%
Yield to Maturity:
6.322%
Principal Amount of Offering:
$545,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.58%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1073%
$585,000
AST J.P. Morgan Global Thematic Portfolio
0.0165%
$90,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1238%
$675,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1238%
$675,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Florida Power & Light Company (NEE 3.125%
12/01/2025)
Cusip 341081FM4
Trade Date
11/16/2015
List of Underwriters
BNP PARIBAS, J.P. Morgan, MUFG, Scotiabank, TD
Securities, US Bancorp, BB&T Capital Markets, Loop
Capital Markets, PNC Capital Markets LLC, Regions
Securities LLC, Santander, SMBC Nikko, Drexel
Hamilton, Guzman & Company
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
TD Securities USA
Sector or Industry:
Utilities
Date of First Offering:
11/16/2015
Ratings:
Moody's Aa2, S&P A, Fitch AA-, Composite A+
Maturity Date:
12/01/2025
Coupon:
3.125%
Unit Price:
$99.837
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.651%
Yield:
3.088%
Yield to Maturity:
2.978%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.66%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.2475%
$1,485,000
AST J.P. Morgan Global Thematic Portfolio
0.0850%
$510,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.3325%
$1,995,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.3325%
$1,995,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lockheed Martin Corp (LMT 3.55% 01/15/2026)
Cusip 539830BH1
Trade Date
11/16/2015
List of Underwriters
Citigroup, Goldman, Sachs & Co., J.P. Morgan, Morgan
Stanley, BofA Merrill
Lynch, Credit Agricole CIB, Mizuho Securities, Wells
Fargo Securities, Lloyds Securities, US Bancorp, ANZ
Securities, Barclays, RBC Capital Markets, SMBC
Nikko, TD Securities, UniCredit Capital Markets,
Academy Securities, Blaylock Beal Van, LLC, C.L. King
& Associates, Drexel Hamilton, Mischler Financial
Group, Inc., Ramirez & Co., Inc., Siebert Brandford
Shank & Co., L.L.C., The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Aerospace & Defense
Date of First Offering:
11/16/2015
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+, Composite BBB+
Maturity Date:
01/15/2026
Coupon:
3.55%
Unit Price:
$99.228
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.454%
Yield:
3.524%
Yield to Maturity:
3.459%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.49%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0038%
$75,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0110%
$220,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0148%
$295,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0148%
$295,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lockheed Martin Corp (LMT 4.70% 05/15/2046)
Cusip 539830BL2
Trade Date
11/16/2015
List of Underwriters
Citigroup, Goldman, Sachs & Co., J.P. Morgan, Morgan
Stanley, BofA Merrill
Lynch, Credit Agricole CIB, Mizuho Securities, Wells
Fargo Securities, Lloyds Securities, US Bancorp, ANZ
Securities, Barclays, RBC Capital Markets, SMBC
Nikko, TD Securities, UniCredit Capital Markets,
Academy Securities, Blaylock Beal Van, LLC, C.L. King
& Associates, Drexel Hamilton, Mischler Financial
Group, Inc., Ramirez & Co., Inc., Siebert Brandford
Shank & Co., L.L.C., The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Aerospace & Defense
Date of First Offering:
11/16/2015
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+, Composite BBB+
Maturity Date:
05/15/2046
Coupon:
4.70%
Unit Price:
$98.519
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.888%
Yield:
4.572%
Yield to Maturity:
4.528%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.79%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0052%
$103,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0114%
$227,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0166%
$330,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0166%
$330,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ally Financial Inc (ALLY 5.75% 11/20/2025)
Cusip 02005NBF6
Trade Date
11/17/2015
List of Underwriters
Barclays, BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, J.P. Morgan, BMO Capital Markets,
CIBC Capital Markets, Credit Agricole CIB, Lloyds Securities, Scotiabank, SOCIETE GENERALE, Baylock
Beal Van, LLC, Drexel Hamilton, Lebenthal Capital
Markets, Mischler Financial Group, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Deutsche Bank Securities
Sector or Industry:
Consumer Finance
Date of First Offering:
11/17/2015
Ratings:
S&P BB-, Fitch BB, DBRS BB, Composite BB-
Maturity Date:
11/20/2025
Coupon:
5.75%
Unit Price:
$99.065
Underwriting Spread per Unit:
1.000
Gross Spread as a % of Price:
1.009%
Yield:
5.757%
Yield to Maturity:
5.765%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.86%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0132%
$99,065



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0132%
$99,065



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Societe Generale (SOCGEN 5.625% 11/24/2045 144A)
Cusip 83367TBT5
Trade Date
11/17/2015
List of Underwriters
JPMorgan, SG Americas Securities LLC, UBS
Securities LLC, Banco Santander, Barclays Capital,
Credit Agricole CIB, Societe Generale Corporate,
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
SG Americas Securities
Sector or Industry:
Diversified Banks
Date of First Offering:
11/17/2015
Ratings:
Moody's Baa3, S&P BBB, Fitch A-, Composite BBB
Maturity Date:
11/24/2045
Coupon:
5.625%
Unit Price:
$99.041
Underwriting Spread per Unit:
0.800
Gross Spread as a % of Price:
0.808%
Yield:
5.891%
Yield to Maturity:
5.949%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.06%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities Portfolio
0.0495%
$247,603



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0495%
$247,603

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Westpac Banking Corp (WSTP 2.60% 11/23/2020)
Cusip 961214CS0
Trade Date
11/17/2015
List of Underwriters
Citigroup, J.P. Morgan, Morgan Stanley,
Scotiabank, TD Securities, Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Banks
Date of First Offering:
11/17/2015
Ratings:
Moody's Aa2, S&P AA-, Composite AA-
Maturity Date:
11/23/2020
Coupon:
2.60%
Unit Price:
$99.925
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.655%
Yield:
2.580%
Yield to Maturity:
2.430%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.78%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0091%
$160,000
AST J.P. Morgan Strategic Opportunities
0.0271%
$475,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0362%
$635,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0362%
$635,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sally Holdings LLC & Sally Capital Inc (5.625%
12/01/2025)
Cusip 79546VAL0
Trade Date
11/18/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, Credit Suisse, Deutsche Bank
Securities, Goldman, Sachs & Co., RBC Capital
Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
11/18/2015
Ratings:
Moody's Ba2, S&P BB+, Composite BB
Maturity Date:
12/01/2025
Coupon:
5.625
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.469%
Yield to Maturity:
5.178%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1000%
$750,000
AST J.P. Morgan Global Thematic Portfolio
0.0177%
$133,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1177%
$133,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1177%
$133,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Constellation Brands Inc. (STZ 4.75% 12/01/2025)
Cusip 21036PAP3
Trade Date
11/19/2015
List of Underwriters
BofA Merrill Lynch, J.P. Morgan, Rabo Securities,
Wells Fargo Securities, SunTrust Robinson
Humphrey, MUFG, Goldman, Sachs & Co., Scotiabank,
Barclays, BBVA
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
11/19/2015
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+, Composite BB+
Maturity Date:
12/01/2025
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.605%
Yield to Maturity:
4.353%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.46%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0613%
$245,000
AST J.P. Morgan Global Thematic Portfolio
0.0150%
$60,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0763%
$305,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0763%
$305,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Equinix Inc (EQIX 5.875% 01/15/2026)
Cusip 29444UAQ9
Trade Date
11/19/2015
List of Underwriters
J.P. Morgan, BofA Merrill Lynch, Citigroup, RBC
Capital Markets, TD Securities, ING, HSBC, MUFG
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
11/19/2015
Ratings:
Moody's B1, S&P BB, Fitch BB, Composite BB-
Maturity Date:
01/15/2026
Coupon:
5.875
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.683%
Yield to Maturity:
5.348%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.77%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0226%
$249,000
AST J.P. Morgan Global Thematic Portfolio
0.0035%
$39,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0261%
$288,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0261%
$288,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GRUPO TELEVISA SAB 40049JBC0
Trade Date
11/19/2015
List of Underwriters
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
Morgan Stanley & Co. LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
HSBC Securities (USA) Inc.
Sector or Industry:
Services
Date of First Offering:
11/19/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
01/31/2046
Coupon:
6.125%
Unit Price:
$99.677
Underwriting Spread per Unit:
0.4
Gross Spread as a % of Price:
0.4013%
Yield:
6.145%
Yield to Maturity:
6.147%
Principal Amount of Offering:
$900,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.7200%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income Portfolio
0.0578%
$518,320.41



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0578%
$518,320.41






















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Duluth Trading Co. (DLTH)      26443V101
Trade Date
11/20/2015
List of Underwriters
William Blair, Baird, Raymond James, BMO
Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Blair (William) & Company, LLC (WBLR)
Sector or Industry:
Clothing, Tools, Accessories
Date of First Offering:
11/20/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$12.00
Underwriting Spread per Unit:
0.84
Gross Spread as a % of Price:
7.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$80,000,004.00
Subordination Features:
N/A
Years of Continued Operation:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.50%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Growth Portfolio - Eagle sleeve
2.2281%
$1,782,480.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
2.2281%
$1,782,480.00





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
M/I Homes, Inc. (MHO 6.75% 01/15/2021 144A)
Cusip 55305BAL5
Trade Date
11/23/2015
List of Underwriters
Citigroup Global Markets Ltd, JPMorgan, PNC
Capital Markets, US Bancorp, Wells Fargo
Securities LLC, Comerica Securities, Fifth
Third/The Ohio Co, Huntington Investment Co,
Regions Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets
Sector or Industry:
Homebuilders
Date of First Offering:
11/23/2015
Ratings:
Moody's B1, S&P B+, Fitch BB-, Composite B+
Maturity Date:
01/15/2021
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
6.818%
Yield to Maturity:
6.990%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.34%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.1867%
$560,000
AST J.P. Morgan Global Thematic Portfolio
0.0283%
$85,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2150%
$645,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2150%
$645,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PIONEER NATURAL RESOURCE 723787AL1
Trade Date
11/30/2015
List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Barclays Capital Inc.
Deutsche Bank Securities Inc.
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
BMO Capital Markets Corp.
Mitsubishi UFJ Securities (USA), Inc.
RBC Capital Markets, LLC
SG Americas Securities, LLC
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Basic Materials
Date of First Offering:
11/30/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
01/15/2021
Coupon:
3.45%
Unit Price:
$99.750
Underwriting Spread per Unit:
0.6
Gross Spread as a % of Price:
0.6015%
Yield:
3.459%
Yield to Maturity:
3.45%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.0000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2900%
$1,446,375.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2900%
$1,446,375.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
THERMO FISHER SCIENTIFIC 883556BM3
Trade Date
11/30/2015
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Mizuho Securities USA Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Citigroup Global Markets Inc.
Mitsubishi UFJ Securities (USA), Inc.
Morgan Stanley & Co. LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
BNY Mellon Capital Markets, LLC
ING Financial Markets LLC
KeyBanc Capital Markets Inc.
Scotia Capital (USA) Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Mizuho Securities USA Inc.
Sector or Industry:
Healthcare
Date of First Offering:
11/30/2015
Ratings:
SP:BBB/ MD:Baa3/ FT:BBB
Maturity Date:
12/15/2025
Coupon:
3.65%
Unit Price:
$99.858
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.6509%
Yield:
3.655%
Yield to Maturity:
3.667%
Principal Amount of Offering:
350,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.2858%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.3000%
$1,048,509.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.3000%
$1,048,509.00












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WHOLE FOODS MARKET INC 966837AD8
Trade Date
11/30/2015
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
WELLS FARGO SECURITIES, LLC
WILLIAM BLAIR & COMPANY, L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Services
Date of First Offering:
11/30/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:NA
Maturity Date:
12/03/25
Coupon:
5.2%
Unit Price:
$99.861
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.4506%
Yield:
5.207%
Yield to Maturity:
5.17%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1175%
$1,173,366.75



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1175%
$1,173,366.75



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ABN Amro Bank NV (ABNANV 2.45% 06/04/20 144A)
Cusip 00084DAJ9
Trade Date
12/01/2015
List of Underwriters
BofA Merrill Lynch, Barclays Capital, Citigroup
Global Markets, JPMorgan, Morgan Stanley
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Banks
Date of First Offering:
12/01/2015
Ratings:
Moody's A2; S&P A; Fitch A; Composite A
Maturity Date:
06/04/2020
Coupon:
2.45%
Unit Price:
$99.860
Underwriting Spread per Unit:
0.25
Gross Spread as a % of Price:
0.25%
Yield:
2.429%
Yield to Maturity:
2.243%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.71%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0619%
$464,349
AST J.P. Morgan Strategic Opportunities Portfolio
0.1811%
$1,358,096
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2430%
$1,822,445
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2430%
$1,822,445

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                                  CITIGROUP INC
172967KE0
Trade Date
12/01/2015
List of Underwriters
Citigroup Global Markets Inc., BBVA Securities
Inc., Commerz Markets LLC, Credit Suisse
Securities (USA) LLC, Deutsche Bank Securities
Inc., KKR Capital Markets LLC, Mitsubishi UFJ
Securities (USA), Inc., Natixis Securities
Americas LLC, RBS Securities Inc., Blaylock
Beal Van, LLC, Capital One Securities, Inc.,
CastleOak Securities, L.P., CIBC World Markets
Corp., C.L. King & Associates, Inc., Danske
Markets Inc., Fifth Third Securities, Inc., ING
Financial Markets LLC, Lebenthal & Co., LLC,
MFR Securities, Inc., Mizuho Securities USA
Inc., National Bank of Canada Financial Inc.,
Nykredit Bank A/S*, PNC Capital Markets LLC, RB International Markets (USA) LLC, RedTail
Capital Markets, LLC, Regions Securities LLC,
Scotia Capital (USA) Inc., SMBC Nikko
Securities America, Inc., Standard Chartered
Bank*
SunTrust Robinson Humphrey, Inc., Telsey
Advisory Group LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Citigroup Global Markets Inc
Sector or ndustry
Banking
Date of First Offering:
12/01/2015
Ratings:
Baa1	BBB+	A
Maturity Date:
12/7/2018
Coupon:
2.050%
Unit Price:
$99.986
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.249%
Yield:
2.04%
Yield to Maturity:
2.22%
Principal Amount of Offering:
$1,649,769,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.320%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock Low Duration Bond Portfolio
0.1000%
$1,649,769.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1000%
$1,649,769.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                  BALL CORPORATION
058498AU0
Trade Date
12/02/2015
List of Underwriters
Goldman, Sachs & Co., Deutsche Bank Securities
Inc., Deutsche Bank AG, London Branch, Merrill
Lynch, Pierce, Fenner & Smith Incorporated,
Merrill Lynch International, KeyBanc Capital
Markets Inc., Mizuho Securities USA Inc.,
Mizuho International plc, Rabo Securities USA,
Inc., Cooperatieve Centrale Raiffeisen-
Boerenleenbank B.A., ANZ Securities, Inc., BNP
Paribas Securities Corp., Credit Agricole
Securities (USA) Inc., Mitsubishi UFJ
Securities (USA), Inc., Mitsubishi UFJ
Securities International plc, PNC Capital
Markets LLC, Santander Investment Securities
Inc., Banco Santander, S.A., SMBC Nikko
Securities Americas, Inc., SMBC Nikko Capital
Markets Limited, TD Securities (USA) LLC,
UniCredit Capital Markets LLC, UniCredit Bank
AG, RB International Markets (USA) LLC,
Raiffeisen Bank International AG, Barclays
Capital Inc., Barclays Bank PLC, The Williams
Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman, Sachs & Co.
Sector or ndustry
Packaging
Date of First Offering:
12/02/2015
Ratings:
Ba1	BB+	BB+
Maturity Date:
12/15/2020
Coupon:
4.375%
Unit Price:
100.000
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
4.50%
Yield to Maturity:
4.50%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0307%
$307,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0307%
$307,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
            BALL CORPORATION
XS1330978567
Trade Date
12/2/2015
List of Underwriters
Goldman, Sachs & Co., Deutsche Bank Securities
Inc., Deutsche Bank AG, London Branch, Merrill
Lynch, Pierce, Fenner & Smith Incorporated,
Merrill Lynch International, KeyBanc Capital
Markets Inc., Mizuho Securities USA Inc.,
Mizuho International plc, Rabo Securities USA,
Inc., Cooperatieve Centrale Raiffeisen-
Boerenleenbank B.A., ANZ Securities, Inc., BNP
Paribas Securities Corp., Credit Agricole
Securities (USA) Inc., Mitsubishi UFJ
Securities (USA), Inc., Mitsubishi UFJ
Securities International plc, PNC Capital
Markets LLC, Santander Investment Securities
Inc., Banco Santander, S.A., SMBC Nikko
Securities Americas, Inc., SMBC Nikko Capital
Markets Limited, TD Securities (USA) LLC,
UniCredit Capital Markets LLC, UniCredit Bank
AG, RB International Markets (USA) LLC,
Raiffeisen Bank International AG, Barclays
Capital Inc., Barclays Bank PLC, The Williams
Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Goldman, Sachs & Co.
Sector or Industry
Packaging
Date of First Offering:
12/2/2015
Ratings:
Ba1	BB+	BB+
Maturity Date:
12/15/2023
Coupon:
4.375
Unit Price:
106.150 Euro / $ 100.000 USD
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.326%
Yield:
4.48%
Yield to Maturity:
4.37%
Principal Amount of Offering:
788,747,575.00 Euro / $743,000,000.00 USD
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0134%
106,150.00 euro
/$105,730.00 USD



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0134%
106,150.00 euro
/$105,730.00 USD





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
        MCDONALDS CORPORATION
58013MEZ3
Trade Date
12/2/2015
List of Underwriters
Goldman,Sachs & Co.,J.P. Morgan Securities
LLC,Merrill Lynch,Pierce,Fenner & Smith
Incorporated,Mitsubishi UFJ Securities
(USA),Inc.,Morgan Stanley & Co. LLC,SG Americas Securities,LLC,Wells Fargo Securities,LLC,ANZ
Securities,Inc.,Barclays Capital Inc.,Blaylock
Beal Van,LLC,BNP Paribas Securities
Corp.,Citigroup Global Markets Inc.,Drexel
Hamilton,LLC,HSBC Securities (USA) Inc.,ING
Financial Markets LLC,Lebenthal & Co.,LLC,Loop
Capital Markets LLC,Mizuho Securities USA
Inc.,PNC Capital Markets LLC,Rabo Securities
USA,Inc.,RBC Capital Markets,LLC,RBS Securities
Inc.,Samuel A. Ramirez & Company,Inc.,Scotia
Capital (USA) Inc.,SMBC Nikko Securities
America,Inc.,Standard Chartered Bank,SunTrust
Robinson Humphrey,Inc.,TD Securities (USA)
LLC,The Williams Capital Group,L.P.,Unicredit
Capital Markets LLC,U.S. Bancorp
Investments,Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC,
Sector or Industry
Restaurants
Date of First Offering:
12/2/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
12/9/2035
Coupon:
4.700%
Unit Price:
$99.679
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.747%
Yield:
4.69%
Yield to Maturity:
5.07%
Principal Amount of Offering:
$747,592,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio
0.0296%
$221,287.38



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0296%
$221,287.38







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
          MCDONALDS CORPORATION      58013MEW0
Trade Date
12/2/2015
List of Underwriters
Goldman,Sachs & Co.,J.P. Morgan Securities
LLC,Merrill Lynch,Pierce,Fenner & Smith
Incorporated,Mitsubishi UFJ Securities
(USA),Inc.,Morgan Stanley & Co. LLC,SG Americas Securities,LLC,Wells Fargo Securities,LLC,ANZ
Securities,Inc.,Barclays Capital Inc.,Blaylock
Beal Van,LLC,BNP Paribas Securities
Corp.,Citigroup Global Markets Inc.,Drexel
Hamilton,LLC,HSBC Securities (USA) Inc.,ING
Financial Markets LLC,Lebenthal & Co.,LLC,Loop
Capital Markets LLC,Mizuho Securities USA
Inc.,PNC Capital Markets LLC,Rabo Securities
USA,Inc.,RBC Capital Markets,LLC,RBS Securities
Inc.,Samuel A. Ramirez & Company,Inc.,Scotia
Capital (USA) Inc.,SMBC Nikko Securities
America,Inc.,Standard Chartered Bank,SunTrust
Robinson Humphrey,Inc.,TD Securities (USA)
LLC,The Williams Capital Group,L.P.,Unicredit
Capital Markets LLC,U.S. Bancorp
Investments,Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC,
Sector or Industry
Restaurants
Date of First Offering:
12/2/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
12/7/2018
Coupon:
2.100%
Unit Price:
99.951
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.249%
Yield:
2.10%
Yield to Maturity:
2.42%
Principal Amount of Offering:
$749,632,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0260%
$194,904.45



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0260%
$194,904.45







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
             MCDONALDS CORPORATION    58013MEX8
Trade Date
12/2/2015
List of Underwriters
Goldman,Sachs & Co.,J.P. Morgan Securities
LLC,Merrill Lynch,Pierce,Fenner & Smith
Incorporated,Mitsubishi UFJ Securities
(USA),Inc.,Morgan Stanley & Co. LLC,SG Americas Securities,LLC,Wells Fargo Securities,LLC,ANZ
Securities,Inc.,Barclays Capital Inc.,Blaylock
Beal Van,LLC,BNP Paribas Securities
Corp.,Citigroup Global Markets Inc.,Drexel
Hamilton,LLC,HSBC Securities (USA) Inc.,ING
Financial Markets LLC,Lebenthal & Co.,LLC,Loop
Capital Markets LLC,Mizuho Securities USA
Inc.,PNC Capital Markets LLC,Rabo Securities
USA,Inc.,RBC Capital Markets,LLC,RBS Securities
Inc.,Samuel A. Ramirez & Company,Inc.,Scotia
Capital (USA) Inc.,SMBC Nikko Securities
America,Inc.,Standard Chartered Bank,SunTrust
Robinson Humphrey,Inc.,TD Securities (USA)
LLC,The Williams Capital Group,L.P.,Unicredit
Capital Markets LLC,U.S. Bancorp
Investments,Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC,
Sector or Industry
Restaurants
Date of First Offering:
12/2/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
12/9/2020
Coupon:
2.750%
Unit Price:
99.815
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.349%
Yield:
2.74%
Yield to Maturity:
2.79%
Principal Amount of Offering:
$998,150,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0115%
$114,787.25
 AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0309%
$308,428.35
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0424%
$423,215.60
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0424%
$423,215.60





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
           MCDONALDS CORPORATION     58013MEY6
Trade Date
12/2/2015
List of Underwriters
Goldman,Sachs & Co.,J.P. Morgan Securities
LLC,Merrill Lynch,Pierce,Fenner & Smith
Incorporated,Mitsubishi UFJ Securities
(USA),Inc.,Morgan Stanley & Co. LLC,SG Americas Securities,LLC,Wells Fargo Securities,LLC,ANZ
Securities,Inc.,Barclays Capital Inc.,Blaylock
Beal Van,LLC,BNP Paribas Securities
Corp.,Citigroup Global Markets Inc.,Drexel
Hamilton,LLC,HSBC Securities (USA) Inc.,ING
Financial Markets LLC,Lebenthal & Co.,LLC,Loop
Capital Markets LLC,Mizuho Securities USA
Inc.,PNC Capital Markets LLC,Rabo Securities
USA,Inc.,RBC Capital Markets,LLC,RBS Securities
Inc.,Samuel A. Ramirez & Company,Inc.,Scotia
Capital (USA) Inc.,SMBC Nikko Securities
America,Inc.,Standard Chartered Bank,SunTrust
Robinson Humphrey,Inc.,TD Securities (USA)
LLC,The Williams Capital Group,L.P.,Unicredit
Capital Markets LLC,U.S. Bancorp
Investments,Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC,
Sector or Industry
Restaurants
Date of First Offering:
12/2/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
1/30/2026
Coupon:
3.700%
Unit Price:
$99.676
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.448%
Yield:
3.73%
Yield to Maturity:
4.05%
Principal Amount of Offering:
$1,744,330,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.174%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0182%
$318,963.20
AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0169%
$295,040.96
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0351%
$614,004.16
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0351%
$614,004.16






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
          MCDONALDS CORPORATION    58013MFA7
Trade Date
12/2/2015
List of Underwriters
Goldman,Sachs & Co.,J.P. Morgan Securities
LLC,Merrill Lynch,Pierce,Fenner & Smith
Incorporated,Mitsubishi UFJ Securities
(USA),Inc.,Morgan Stanley & Co. LLC,SG Americas Securities,LLC,Wells Fargo Securities,LLC,ANZ
Securities,Inc.,Barclays Capital Inc.,Blaylock
Beal Van,LLC,BNP Paribas Securities
Corp.,Citigroup Global Markets Inc.,Drexel
Hamilton,LLC,HSBC Securities (USA) Inc.,ING
Financial Markets LLC,Lebenthal & Co.,LLC,Loop
Capital Markets LLC,Mizuho Securities USA
Inc.,PNC Capital Markets LLC,Rabo Securities
USA,Inc.,RBC Capital Markets,LLC,RBS Securities
Inc.,Samuel A. Ramirez & Company,Inc.,Scotia
Capital (USA) Inc.,SMBC Nikko Securities
America,Inc.,Standard Chartered Bank,SunTrust
Robinson Humphrey,Inc.,TD Securities (USA)
LLC,The Williams Capital Group,L.P.,Unicredit
Capital Markets LLC,U.S. Bancorp
Investments,Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Sector or Industry
Restaurants
Date of First Offering:
12/2/2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
12/9/2045
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.800%
Gross Spread as a % of Price:
0.800%
Yield:
5.22%
Yield to Maturity:
5.22%
Principal Amount of Offering:
$3,500,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.714%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0061%
$215,000.00
 AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0074%
$259,000.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0135%
$474,000.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0135%
$474,000.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MCDONALD'S CORP 58013MEX8
Trade Date
12/02/2015
List of Underwriters
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith
Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
U.S. Bancorp Investments, Inc.
ANZ Securities, Inc.
Barclays Capital Inc.
Blaylock Beal Van, LLC
BNP Paribas Securities Corp.
Drexel Hamilton, LLC
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
Mitsubishi UFJ Securities (USA),
Inc.
PNC Capital Markets LLC
Rabo Securities USA, Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Securities America,
Inc.
Standard Chartered Bank
SunTrust Robinson Humphrey, Inc.
TD Securities (USA) LLC
The Williams Capital Group, L.P.
Unicredit Capital Markets LLC
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Services
Date of First Offering:
12/02/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
12/09/2020
Coupon:
2.75%
Unit Price:
99.815
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.3506%
Yield:
2.755%
Yield to Maturity:
2.75%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.05%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0100%
$99,815.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0100%
$99,815.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MCDONALD'S CORP 58013MEY6
Trade Date
12/02/2015
List of Underwriters
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner
& Smith
Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
Barclays Capital Inc.
Blaylock Beal Van, LLC
BNP Paribas Securities Corp.
Drexel Hamilton, LLC
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
Mitsubishi UFJ Securities
(USA), Inc.
PNC Capital Markets LLC
Rabo Securities USA, Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Securities America,
Inc.
Standard Chartered Bank
SunTrust Robinson Humphrey,
Inc.
TD Securities (USA) LLC
The Williams Capital Group,
L.P.
Unicredit Capital Markets LLC
U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Services
Date of First Offering:
12/02/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
01/30/2026
Coupon:
3.7%
Unit Price:
$99.676
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.4515%
Yield:
3.712%
Yield to Maturity:
3.7%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.3429%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0429%
$747,570.00
AST Goldman Sachs Multi-Asset Portfolio
0.0586%
$1,021,679.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.102%
$1,769,249
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.102%
$1,769,249







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MCDONALD'S CORP 58013MEZ3
Trade Date
12/02/2015
List of Underwriters
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith
Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
SG Americas Securities, LLC
ANZ Securities, Inc.
Barclays Capital Inc.
Blaylock Beal Van, LLC
BNP Paribas Securities Corp.
Drexel Hamilton, LLC
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
Mitsubishi UFJ Securities
(USA), Inc.
PNC Capital Markets LLC
Rabo Securities USA, Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Securities
America, Inc.
Standard Chartered Bank
SunTrust Robinson Humphrey,
Inc.
TD Securities (USA) LLC
The Williams Capital Group,
L.P.
Unicredit Capital Markets LLC
U.S. Bancorp Investments,
Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Services
Date of First Offering:
12/02/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
12/09/2035
Coupon:
4.7%
Unit Price:
$99.679
Underwriting Spread per Unit:
0.75
Gross Spread as a % of Price:
0.7524%
Yield:
4.715%
Yield to Maturity:
4.7%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.1334%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2367%
$1,769,302.25



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2367%
$1,769,302.25









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MCDONALD'S CORP 58013MFA7
Trade Date
12/02/2015
List of Underwriters
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith
Incorporated
Morgan Stanley & Co. LLC
SG Americas Securities, LLC
Wells Fargo Securities, LLC
ANZ Securities, Inc.
Barclays Capital Inc.
Blaylock Beal Van, LLC
BNP Paribas Securities Corp.
Drexel Hamilton, LLC
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
Mitsubishi UFJ Securities
(USA), Inc.
Mizuho Securities USA Inc.
PNC Capital Markets LLC
Rabo Securities USA, Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Securities
America, Inc.
Standard Chartered Bank
SunTrust Robinson Humphrey,
Inc.
TD Securities (USA) LLC
The Williams Capital Group,
L.P.
Unicredit Capital Markets LLC
U.S. Bancorp Investments,
Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Services
Date of First Offering:
12/02/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
12/09/2045
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8750%
Yield:
4.875%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.0572%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0114%
$200,000.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0114%
$200,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
McDonald's Corporation (MCD 2.10% 12/07/18)
Cusip 58013MEW0
Trade Date
12/02/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Inc,  Mitsubishi
UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, SG
Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc, Barclays Capital Inc, Blaylock Beal
Van, LLC, BNP Paribas Securities Corp, Citigroup Global
Markets Inc., Drexel Hamilton, LLC, HSBC Securities
(USA) Inc, ING Financial Markets LLC, Lebenthal & Co.,
LLC,  Loop Capital Markets LLC, Mizuho Securities USA
Inc., PNC Capital Markets LLC, Rabo Securities USA, Inc,
RBC Capital Markets, LLC, RBS Securities Inc, Samuel A.
Ramirez & Company, Inc, Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc., Standard Chartered Bank,
SunTrust Robinson Humphrey, Inc., TD Securities (USA)
LLC, The Williams Capital Group, L.P., Unicredit Capital
Markets LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Restaurants
Date of First Offering:
12/02/15
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
12/07/18
Coupon:
2.10%
Unit Price:
$99.951
Underwriting Spread per Unit:
0.25
Gross Spread as a % of Price:
0.25%
Yield:
2.083%
Yield to Maturity:
1.805%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.54%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0053%
$39,980
AST J.P. Morgan Strategic Opportunities Portfolio
0.0153%
$114,944
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0206%
$154,924
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0206%
$154,924








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
McDonald's Corporation (MCD 2.75% 12/09/20)
Cusip 58013MEX8
Trade Date
12/02/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Inc,  Mitsubishi
UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, SG
Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc, Barclays Capital Inc, Blaylock Beal
Van, LLC, BNP Paribas Securities Corp, Citigroup Global
Markets Inc., Drexel Hamilton, LLC, HSBC Securities
(USA) Inc, ING Financial Markets LLC, Lebenthal & Co.,
LLC,  Loop Capital Markets LLC, Mizuho Securities USA
Inc., PNC Capital Markets LLC, Rabo Securities USA, Inc,
RBC Capital Markets, LLC, RBS Securities Inc, Samuel A.
Ramirez & Company, Inc, Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc., Standard Chartered Bank,
SunTrust Robinson Humphrey, Inc., TD Securities (USA)
LLC, The Williams Capital Group, L.P., Unicredit Capital
Markets LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Restaurants
Date of First Offering:
12/02/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
12/09/2020
Coupon:
2.75%
Unit Price:
$99.815
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.712%
Yield to Maturity:
2.438%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.95%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0035%
$34,935
AST J.P. Morgan Strategic Opportunities Portfolio
0.0100%
$99,815
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0135%
$134,750
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0135%
$134,750








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
McDonald's Corporation (MCD 4.70% 12/09/35)
Cusip 58013MEZ3
Trade Date
12/02/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Inc,  Mitsubishi
UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, SG
Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc, Barclays Capital Inc, Blaylock Beal
Van, LLC, BNP Paribas Securities Corp, Citigroup Global
Markets Inc., Drexel Hamilton, LLC, HSBC Securities
(USA) Inc, ING Financial Markets LLC, Lebenthal & Co.,
LLC,  Loop Capital Markets LLC, Mizuho Securities USA
Inc., PNC Capital Markets LLC, Rabo Securities USA, Inc,
RBC Capital Markets, LLC, RBS Securities Inc, Samuel A.
Ramirez & Company, Inc, Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc., Standard Chartered Bank,
SunTrust Robinson Humphrey, Inc., TD Securities (USA)
LLC, The Williams Capital Group, L.P., Unicredit Capital
Markets LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Restaurants
Date of First Offering:
12/02/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
12/09/2035
Coupon:
4.70
Unit Price:
$99.679
Underwriting Spread per Unit:
0.750
Gross Spread as a % of Price:
0.752%
Yield:
4.653%
Yield to Maturity:
4.619%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.73%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0047%
$34,888
AST J.P Morgan Strategic Opportunities Portfolio
0.0133%
$99,679
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0180%
$134,567
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0180%
$134,567









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
McDonald's Corporation (MCD 4.875% 12/09/45)
Cusip 58013MFA7
Trade Date
12/02/2015
List of Underwriters
Goldman, Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner & Smith Inc,  Mitsubishi
UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, SG
Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc, Barclays Capital Inc, Blaylock Beal
Van, LLC, BNP Paribas Securities Corp, Citigroup Global
Markets Inc., Drexel Hamilton, LLC, HSBC Securities
(USA) Inc, ING Financial Markets LLC, Lebenthal & Co.,
LLC,  Loop Capital Markets LLC, Mizuho Securities USA
Inc., PNC Capital Markets LLC, Rabo Securities USA, Inc,
RBC Capital Markets, LLC, RBS Securities Inc, Samuel A.
Ramirez & Company, Inc, Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc., Standard Chartered Bank,
SunTrust Robinson Humphrey, Inc., TD Securities (USA)
LLC, The Williams Capital Group, L.P., Unicredit Capital
Markets LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co
Sector or Industry:
Restaurants
Date of First Offering:
12/02/2015
Ratings:
Moody's Baa1; S&P BBB+; Fitch BBB+; Composite BBB+
Maturity Date:
12/09/2045
Coupon:
4.875
Unit Price:
$100.00
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
4.834%
Yield to Maturity:
4.820%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.18%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0051%
$90,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0149%
$260,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0200%
$350,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0200%
$350,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aramark Services Inc. (ARMK 5.125% 01/15/24 144A)
Cusip 038522AH1
Trade Date
12/03/2015
List of Underwriters
Goldman Sachs Group Inc., JPMorgan, Barclays
Capital, Credit Suisse Securities USA LLC, Merrill
Lynch Pierce Fenner, Morgan Stanley, RBC Capital
Markets, Wells Fargo Securities LLC, Comerica
Securities, PNC Capital Markets, Rabo Securities
USA Inc., Santander Investment Securities, SMBC
Nikko Securities America, TD Securities USA LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Barclays Capital Inc.
Sector or Industry:
Consumer Services
Date of First Offering:
12/03/15
Ratings:
Moody's B2, S&P BB-, Composite B+
Maturity Date:
01/15/2024
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.976%
Yield to Maturity:
4.542%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
2.43%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0450%
$180,000
AST J.P. Morgan Global Thematic Portfolio
0.0075%
$30,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0525%
$210,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0525%
$210,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Group I Automotive Inc. (GPI 5.25% 12/15/23 144A)
Cusip 398905AL3
Trade Date
12/03/2015
List of Underwriters
JPMorgan, Merrill Lynch Pierce Fenner, Wells Fargo Securities LLC, BBVA Securities Inc., Comerica
Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Wells Fargo Advisors
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
12/03/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
12/15/2023
Coupon:
5.25
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.556%
Yield to Maturity:
6.140%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.22%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0200%
$60,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0200%
$60,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
       MARATHON PETROLEUM CORP        56585AAK8
Trade Date
12/7/2015
List of Underwriters
J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Goldman,
Sachs & Co., Mizuho Securities USA Inc.,
Mitsubishi UFJ Securities (USA), Inc., Morgan
Stanley & Co. LLC, Wells Fargo Securities, LLC,
Barclays Capital Inc., BNP Paribas Securities
Corp., Citigroup Global Markets Inc., PNC
Capital Markets LLC, Fifth Third Securities,
Inc., Comerica Securities, Inc., SunTrust
Robinson Humphrey, Inc., The Huntington
Investment Company, BBVA Securities Inc., BB&T
Capital Markets, a division of BB&T Securities,
LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Oil Refining
Date of First Offering:
12/7/2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
12/14/2018
Coupon:
2.700%
Unit Price:
$99.920
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.449%
Yield:
2.71%
Yield to Maturity:
2.76%
Principal Amount of Offering:
$599,520,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
18.165%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.2000%
$1,199,040.00
AST BlackRock Low Duration Bond Portfolio
0.3633%
$2,178,256.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.5633%
$3,377,296.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.5633%
$3,377,296.00













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
       MARATHON PETROLEUM CORP    56585AAL6
Trade Date
12/7/2015
List of Underwriters
J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Goldman,
Sachs & Co., Mizuho Securities USA Inc.,
Mitsubishi UFJ Securities (USA), Inc., Morgan
Stanley & Co. LLC, Wells Fargo Securities, LLC,
Barclays Capital Inc., BNP Paribas Securities
Corp., Citigroup Global Markets Inc., PNC
Capital Markets LLC, Fifth Third Securities,
Inc., Comerica Securities, Inc., SunTrust
Robinson Humphrey, Inc., The Huntington
Investment Company, BBVA Securities Inc., BB&T
Capital Markets, a division of BB&T Securities,
LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Oil Refining
Date of First Offering:
12/7/2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
12/15/2020
Coupon:
3.400%
Unit Price:
$99.872
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.599%
Yield:
3.41%
Yield to Maturity:
3.48%
Principal Amount of Offering:
$649,168,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
25.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1692%
$1,098,592.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1692%
$1,098,592.00












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
          MARATHON PETROLEUM CORP    56585AAM4
Trade Date
12/7/2015
List of Underwriters
J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Goldman,
Sachs & Co., Mizuho Securities USA Inc.,
Mitsubishi UFJ Securities (USA), Inc., Morgan
Stanley & Co. LLC, Wells Fargo Securities, LLC,
Barclays Capital Inc., BNP Paribas Securities
Corp., Citigroup Global Markets Inc., PNC
Capital Markets LLC, Fifth Third Securities,
Inc., Comerica Securities, Inc., SunTrust
Robinson Humphrey, Inc., The Huntington
Investment Company, BBVA Securities Inc., BB&T
Capital Markets, a division of BB&T Securities,
LLC, U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Oil Refining
Date of First Offering:
12/7/2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
12/15/2045
Coupon:
5.850%
Unit Price:
99.747
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.872%
Yield:
5.86%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$249,367,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
25.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0920%
$229,418.10



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0920%
$229,418.10











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Toronto-Dominion Bank (TD 2.50% 12/14/20)
Cusip 89114QBC1
Trade Date
12/07/2015
List of Underwriters
TD Securities, JPMorgan, Morgan Stanley, UBS
Investment Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
TD Securities USA
Sector or Industry:
Banks
Date of First Offering:
12/07/15
Ratings:
Moody's Aa1; S&P AA-; Fitch AA-e; DBRS AA
Maturity Date:
12/14/2020
Coupon:
2.50
Unit Price:
$99.785
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.485%
Yield to Maturity:
2.369%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.09%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0163%
$284,387
AST J.P. Morgan Strategic Opportunities Portfolio
0.0476%
$833,205
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0639%
$1,117,592
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0639%
$1,117,592















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Visa Inc. (V 3.15% 12/14/25)
Cusip 92826CAD4
Trade Date
12/09/2015
List of Underwriters
BofA Merrill Lynch, Goldman, Sachs & Co., J.P.
Morgan, US Bancorp, Wells Fargo Securities,
Barclays, Citigroup, HSBC, MUFG RBC Capital
Markets Standard Chartered Bank, Deutsche Bank
Securities, TD Securities, BBVA, CIBC Capital
Markets, Lloyds Securities, PNC Capital Markets
LLC, RBS, Lebenthal Capital Markets, Loop Capital
Markets, Mischler Financial Group, Inc., Ramirez &
Co., Inc., Siebert Brandford Shank & Co., L.L.C.,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Finance
Date of First Offering:
12/09/2015
Ratings:
Moody's A1, S&P A+, Composite A+
Maturity Date:
12/14/2025
Coupon:
3.15
Unit Price:
$99.634
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.451%
Yield:
3.115%
Yield to Maturity:
3.016%
Principal Amount of Offering:
$4,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
0.23%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0029%
$114,579
AST J.P Morgan Strategic Opportunities Portfolio
0.0083%
$333,774
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0112%
$448,353
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0112%
$448,353















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Visa Inc. (V 4.30% 12/14/45)
Cusip 92826CAF9
Trade Date
12/09/2015
List of Underwriters
BofA Merrill Lynch, Goldman, Sachs & Co., J.P.
Morgan, US Bancorp, Wells Fargo Securities,
Barclays, Citigroup, HSBC, MUFG RBC Capital
Markets Standard Chartered Bank, Deutsche Bank
Securities, TD Securities, BBVA, CIBC Capital
Markets, Lloyds Securities, PNC Capital Markets
LLC, RBS, Lebenthal Capital Markets, Loop Capital
Markets, Mischler Financial Group, Inc., Ramirez &
Co., Inc., Siebert Brandford Shank & Co., L.L.C.,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Finance
Date of First Offering:
12/09/2015
Ratings:
Moody's A1, S&P A+, Composite A+
Maturity Date:
12/14/2045
Coupon:
4.30
Unit Price:
$99.833
Underwriting Spread per Unit:
0.800
Gross Spread as a % of Price:
0.801%
Yield:
4.181%
Yield to Maturity:
4.132%
Principal Amount of Offering:
$3,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.11%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0064%
$224,624
AST J.P. Morgan Strategic Opportunities Portfolio
0.0185%
$648,915
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0249%
$873,539
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0249%
$873,539















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                             VISA INC
92826CAB8
Trade Date
12/9/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Goldman, Sachs & Co.,  J.P.
Morgan Securities LLC,  U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Barclays Capital Inc., Citigroup Global Markets
Inc., HSBC Securities (USA) Inc., Mitsubishi
UFJ Securities (USA), Inc., RBC Capital
Markets, LLC, Standard Chartered Bank, Deutsche
Bank Securities Inc., TD Securities (USA) LLC,
BBVA Securities Inc., CIBC World Markets Corp.,
Lloyds Securities Inc., PNC Capital Markets
LLC, RBS Securities Inc., Lebenthal & Co., LLC,
Loop Capital Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez & Company, Inc.,
Siebert Brandford Shank & Co., L.L.C., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Consumer Cyclical Services
Date of First Offering:
12/9/2015
Ratings:
A1	A+	NR
Maturity Date:
12/14/2020
Coupon:
2.200%
Unit Price:
$99.915
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.249%
Yield:
2.19%
Yield to Maturity:
2.46%
Principal Amount of Offering:
$2,997,450,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
7.500%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0246%
$739,371.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0246%
$739,371.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                             VISA INC
92826CAC6
Trade Date
12/9/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Goldman, Sachs & Co.,  J.P.
Morgan Securities LLC,  U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Barclays Capital Inc., Citigroup Global Markets
Inc., HSBC Securities (USA) Inc., Mitsubishi
UFJ Securities (USA), Inc., RBC Capital
Markets, LLC, Standard Chartered Bank, Deutsche
Bank Securities Inc., TD Securities (USA) LLC,
BBVA Securities Inc., CIBC World Markets Corp.,
Lloyds Securities Inc., PNC Capital Markets
LLC, RBS Securities Inc., Lebenthal & Co., LLC,
Loop Capital Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez & Company, Inc.,
Siebert Brandford Shank & Co., L.L.C., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Consumer Cyclical Services
Date of First Offering:
12/9/2015
Ratings:
A1	A+	NR
Maturity Date:
12/14/2022
Coupon:
2.800%
Unit Price:
$99.861
Underwriting Spread per Unit:
0.300%
Gross Spread as a % of Price:
0.299%
Yield:
3.06%
Yield to Maturity:
2.82%
Principal Amount of Offering:
$2,246,872,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
6.666%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0297%
$669,068.70
 AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0804%
$1,806,485.49
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1101%
$2,475,554.19
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1101%
$2,475,554.19









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                            VISA INC
92826CAD4
Trade Date
12/9/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Goldman, Sachs & Co.,  J.P.
Morgan Securities LLC,  U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Barclays Capital Inc., Citigroup Global Markets
Inc., HSBC Securities (USA) Inc., Mitsubishi
UFJ Securities (USA), Inc., RBC Capital
Markets, LLC, Standard Chartered Bank, Deutsche
Bank Securities Inc., TD Securities (USA) LLC,
BBVA Securities Inc., CIBC World Markets Corp.,
Lloyds Securities Inc., PNC Capital Markets
LLC, RBS Securities Inc., Lebenthal & Co., LLC,
Loop Capital Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez & Company, Inc.,
Siebert Brandford Shank & Co., L.L.C., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Consumer Cyclical Services
Date of First Offering:
12/9/2015
Ratings:
A1	A+	NR
Maturity Date:
12/14/2025
Coupon:
3.150%
Unit Price:
$99.634
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.448%
Yield:
3.14%
Yield to Maturity:
3.44%
Principal Amount of Offering:
$3,985,360,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
8.750%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0290%
$1,155,754.40
 AST BlackRock/Loomis Sayles Bond Portfolio
0.0367%
$1,462,627.12
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0657%
$2,618,381.52
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0657%
$2,618,381.52









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                               VISA INC
92826CAE2
Trade Date
12/9/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Goldman, Sachs & Co.,  J.P.
Morgan Securities LLC,  U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Barclays Capital Inc., Citigroup Global Markets
Inc., HSBC Securities (USA) Inc., Mitsubishi
UFJ Securities (USA), Inc., RBC Capital
Markets, LLC, Standard Chartered Bank, Deutsche
Bank Securities Inc., TD Securities (USA) LLC,
BBVA Securities Inc., CIBC World Markets Corp.,
Lloyds Securities Inc., PNC Capital Markets
LLC, RBS Securities Inc., Lebenthal & Co., LLC,
Loop Capital Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez & Company, Inc.,
Siebert Brandford Shank & Co., L.L.C., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Consumer Cyclical Services
Date of First Offering:
12/9/2015
Ratings:
A1	A+	NR
Maturity Date:
12/14/2035
Coupon:
4.150%
Unit Price:
$99.865
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.748%
Yield:
4.38%
Yield to Maturity:
4.38%
Principal Amount of Offering:
$1,497,975,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.333%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond Portfolio
0.0330%
$494,331.75



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0330%
$494,331.75











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
                             VISA INC
92826CAF9
Trade Date
12/9/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Goldman, Sachs & Co.,  J.P.
Morgan Securities LLC,  U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Barclays Capital Inc., Citigroup Global Markets
Inc., HSBC Securities (USA) Inc., Mitsubishi
UFJ Securities (USA), Inc., RBC Capital
Markets, LLC, Standard Chartered Bank, Deutsche
Bank Securities Inc., TD Securities (USA) LLC,
BBVA Securities Inc., CIBC World Markets Corp.,
Lloyds Securities Inc., PNC Capital Markets
LLC, RBS Securities Inc., Lebenthal & Co., LLC,
Loop Capital Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez & Company, Inc.,
Siebert Brandford Shank & Co., L.L.C., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry
Consumer Cyclical Services
Date of First Offering:
12/9/2015
Ratings:
A1	A+	NR
Maturity Date:
12/14/2045
Coupon:
4.300%
Unit Price:
$99.833
Underwriting Spread per Unit:
0.800%
Gross Spread as a % of Price:
0.746%
Yield:
4.30%
Yield to Maturity:
4.53%
Principal Amount of Offering:
$3,494,155,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.714%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0097%
$339,432.20
AST BlackRock/Loomis Sayles Bond Portfolio - BlackRock sleeve
0.0186%
$651,909.49
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0283%
$991,341.69
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0283%
$991,341.69












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VISA INC 92826CAC6
Trade Date
12/09/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
U.S. Bancorp Investments,
Inc.
Barclays Capital Inc.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities
(USA), Inc.
RBC Capital Markets, LLC
Standard Chartered Bank
Deutsche Bank Securities Inc.
TD Securities (USA) LLC
BBVA Securities Inc.
CIBC World Markets Corp.
Lloyds Securities Inc.
PNC Capital Markets LLC
RBS Securities Inc.
Loop Capital Markets LLC
Lebenthal & Co., LLC
Mischler Financial Group,
Inc.
Samuel A. Ramirez &
Company, Inc.
Siebert Brandford Shank &
Co., L.L.C.
The Williams Capital
Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry:
Financial
Date of First Offering:
12/09/2015
Ratings:
SP:A+/ MD:A1/ FT:NA
Maturity Date:
12/14/2022
Coupon:
2.8%
Unit Price:
$99.861
Underwriting Spread per Unit:
0.3
Gross Spread as a % of Price:
0.3004%
Yield:
2.804%
Yield to Maturity:
2.8%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
4.00%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0467%
$1,048,540.50



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0467%
$1,048,540.50










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VISA INC 92826CAD4
Trade Date
12/09/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
U.S. Bancorp Investments, Inc.
Barclays Capital Inc.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities
(USA), Inc.
RBC Capital Markets, LLC
Standard Chartered Bank
Deutsche Bank Securities Inc.
TD Securities (USA) LLC
BBVA Securities Inc.
CIBC World Markets Corp.
Lloyds Securities Inc.
PNC Capital Markets LLC
RBS Securities Inc.
Loop Capital Markets LLC
Lebenthal & Co., LLC
Mischler Financial
Group, Inc.
Samuel A. Ramirez &
Company, Inc.
Siebert Brandford Shank
& Co., L.L.C.
The Williams Capital
Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry:
Financial
Date of First Offering:
12/09/2015
Ratings:
SP:A+/ MD:A1/ FT:NA
Maturity Date:
12/14/2025
Coupon:
3.15%
Unit Price:
$99.634
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.4517%
Yield:
3.162%
Yield to Maturity:
3.15%
Principal Amount of Offering:
$4,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
5.000%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0413%
$1,643,961.00
AST Goldman Sachs Multi-Asset Portfolio
0.0956%
$3,811,000.50
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1369%
$5,454,961.5
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1369%
$5,454,961.5









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
DEVON ENERGY CORPORATION 25179MAV5
Trade Date
12/10/2015
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. LLC
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Barclays Capital Inc.
BMO Capital Markets Corp.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
Scotia Capital (USA) Inc.
U.S. Bancorp Investments, Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Basic Materials
Date of First Offering:
12/10/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
12/15/2025
Coupon:
5.85%
Unit Price:
$99.955
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.6503%
Yield:
5.853%
Yield to Maturity:
5.85%
Principal Amount of Offering:
$850,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.7648%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1176%
$999,550.00



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1176%
$999,550.00